 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FIRST FINANCIAL NORTHWEST, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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April 28, 2016

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Financial Northwest, Inc. (“First Financial”) to be held at the Renton Community Center, located at 1715 SE Maple Valley Highway, Renton, Washington, on Wednesday, June 15, 2016, at 9:00 a.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of First Financial, as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to shareholder questions.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card as promptly as possible or to vote by telephone or the Internet, following the instructions on the proxy card.  If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/Gary F. Kohlwes

Gary F. Kohlwes
Chairman

FIRST FINANCIAL NORTHWEST, INC.
201 WELLS AVENUE SOUTH
RENTON, WASHINGTON 98057
(425) 255-4400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016

Notice is hereby given that the annual meeting of shareholders of First Financial Northwest, Inc. will be held at the Renton Community Center, located at 1715 SE Maple Valley Highway, Renton, Washington, on Wednesday, June 15, 2016, at 9:00 a.m., local time, for the following purposes:

Proposal 1.	Election of three directors to each serve for a three-year term and one director to serve for a one-year term;

Proposal 2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this Proxy Statement;

Proposal 3.	Approval of the First Financial Northwest 2016 Equity Incentive Plan; and

Proposal 4.	Ratification of the appointment of Moss Adams LLP as our independent auditor for 2016.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on April 18, 2016, as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope.  Alternatively, you may vote by telephone or the Internet by following the instructions on the proxy card.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Joann E. Lee

JOANN E. LEE
SECRETARY

Renton, Washington
April 28, 2016

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A proxy card and pre-addressed envelope are enclosed for your convenience.  No postage is required if mailed in the United States.  You may also vote by telephone or the Internet by following the instructions on the proxy card.

PROXY STATEMENT
OF
FIRST FINANCIAL NORTHWEST, INC.
201 WELLS AVENUE SOUTH
RENTON, WASHINGTON 98057
(425) 255-4400

ANNUAL MEETING OF SHAREHOLDERS JUNE 15, 2016

The Board of Directors of First Financial Northwest, Inc. is using this Proxy Statement to solicit proxies from our shareholders for use at the 2016 annual meeting of shareholders.  We are first mailing this Proxy Statement and proxy card to our shareholders on or about April 28, 2016.

The information provided in this Proxy Statement relates to First Financial Northwest, Inc. and its wholly-owned subsidiary, First Financial Northwest Bank.  First Financial Northwest, Inc. may also be referred to as “First Financial” and First Financial Northwest Bank may also be referred to as the “Bank.”  References to “we,” “us” and “our” refer to First Financial and, as the context requires, First Financial Northwest Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Wednesday, June 15, 2016
Time:	9:00 a.m., local time
Place:	Renton Community Center, 1715 SE Maple Valley Highway, Renton, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of three directors to each serve for a three-year term and one director to serve for a one-year term;

Proposal 2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this Proxy Statement;

Proposal 3.	Approval of the First Financial Northwest 2016 Equity Incentive Plan; and

Proposal 4.	Ratification of the appointment of Moss Adams LLP as our independent auditor for 2016.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 15, 2016

Our Proxy Statement and 2015 Annual Report to Shareholders are available at http://www.snl.com/irweblinkx/GenPage.aspx?IID=4087275&GKP=203202.  The following materials are available for review:

●	Proxy Statement;
●	proxy card; and
●	2015 Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://rentonwa.gov/living/default.aspx?id=2818.

Who is Entitled to Vote?

We have fixed the close of business on April 18, 2016, as the record date for shareholders entitled to receive notice of and to vote at our annual meeting.  Only holders of record of First Financial’s common stock on that date are entitled to receive notice of and to vote at the annual meeting.  You are entitled to one vote for each share of First Financial common stock you own, unless you own more than 10 percent of First Financial’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10 percent of First Financial’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10 percent limit unless our Board of Directors has granted permission in advance.  On April 18, 2016, there were 13,442,110 shares of First Financial common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  This question provides voting instructions for shareholders of record.  You are a shareholder of record if your shares of First Financial common stock are held in your name.  If you are a beneficial owner of First Financial common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of First Financial common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by sending in the proxy card even if you plan to attend the annual meeting.  You can also vote by telephone or the Internet by following the instructions on the proxy card.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of First Financial common stock represented by properly executed proxies will be voted by the Proxy Committee of the Board of Directors in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our director nominees, “FOR” advisory approval of the compensation of our executive compensation as disclosed in this Proxy Statement, “FOR” adoption of the 2016 Equity Incentive Plan and “FOR” the ratification of the appointment of Moss Adams LLP as our independent auditor for 2016.  If any other matters are properly presented at the annual meeting for action, the Proxy Committee will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”  The proposals to elect directors and adopt the 2016 Equity Incentive Plan, and the advisory vote to approve executive compensation are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted on these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the First Financial Northwest, Inc. Employee Stock Ownership Plan (“ESOP”) for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of First Financial common stock allocated to his or her account under the ESOP by completing the voting instruction sheet distributed by the administrator.  If a participant properly executes the voting instruction sheet, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of First Financial common stock held in the ESOP will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.  Allocated shares for which proper voting instructions are not received shall be voted by the trustee in the manner directed by the administrator.  The administrator of the ESOP is Crowe Horwath.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of First Financial common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of First Financial common stock.  Our Nominating and Corporate Governance Committee has nominated, and our Board of Directors has ratified, the nomination of four candidates for election as directors. Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the four nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote “FOR” the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

Approval of the advisory (non-binding) vote on executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Approval of the 2016 Equity Incentive Plan

Approval of the 2016 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal.  If so, the abstention will not be counted as a vote cast on the proposal and, therefore, will have no effect on the outcome of the vote on the proposal.  Provided there is a quorum of shareholders present in person or by proxy, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.  Broker non-votes do not constitute votes cast and will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” approval of the 2016 Equity Incentive Plan.

Vote Required to Approve Proposal 4: Ratification of the Appointment of the Independent Auditor

Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2016, requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of the independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

●	submitting a new proxy with a later date;

●	notifying the Secretary of First Financial in writing (or if you hold your shares in street name, your broker, bank or other nominee) before the annual meeting that you have revoked your proxy; or

●	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 18, 2016, the voting record date, information regarding share ownership of:

●
those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of First Financial’s common stock other than directors and executive officers;

●	each director and director nominee of First Financial;

●	each executive officer of First Financial or any of its subsidiaries named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

●	all current directors and executive officers of First Financial and its subsidiaries as a group.

Persons and groups who beneficially own in excess of five percent of First Financial’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy of the report disclosing their ownership pursuant to the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”).  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of First Financial’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after April 18, 2016, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of April 18, 2016, the voting record date, there were 13,442,110 shares of First Financial common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned (1)		Outstanding (%)

Beneficial Owners of More Than 5%

First Financial Northwest, Inc. Employee Stock Ownership Plan	1,335,645	(2)	9.94
201 Wells Avenue South
Renton, Washington 98057

First Financial Northwest Foundation	1,289,000	(3)	9.59
P.O. Box 419
Renton, Washington 98057

Craig A. White	1,362,500	(4)	10.14
136 Heber Avenue, Suite 204
Park City, Utah 84060

Joseph Stilwell	1,191,901	(5)	8.87
111 Broadway, 12th Floor
New York, New York 10006

Dimensional Fund Advisors LP	985,509	(6)	7.33
Palisades West, Building One, 6300 Bee Cave Road
Austin, Texas 78746

Directors

Joann E. Lee	162,217	(7)	1.20
Gary F. Kohlwes	218,340	(8)	1.61
Gary F. Faull	171,940		1.27
Daniel L. Stevens	2,500		*
Joseph W. Kiley III**	104,194		*
Kevin D. Padrick	100,000	(9)	*
Richard P. Jacobson**	32,982		*
Roger H. Molvar	--		*

(Table continued on following page)

	Number of Shares		Percent of Shares
Name	Beneficially Owned (1)		Outstanding (%)

Named Executive Officers

Herman L. Robinson	22,653	(10)	*
Simon Soh	88,569		*
Ronnie J. Clariza	88,315		*

All Executive Officers and Directors as a Group (11 persons)	991,710		7.09
____________
*	Less than one percent of shares outstanding.
**	Also a named executive officer.
(1)
For directors and executive officers, includes shares of restricted stock, as to which the holders have voting but not dispositive power. The amounts shown also include the following number of shares that the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options granted pursuant to the 2008 Equity Incentive Plan: Ms. Lee, 82,940 shares; Dr. Kohlwes and Mr. Faull, 97,940 shares each; Mr. Kiley, 60,000 shares; Mr. Padrick, 100,000 shares (granted pursuant to the terms of the Stock Option Agreement discussed in footnote 9 below); Mr. Jacobson, 24,000 shares; Mr. Soh, 35,000 shares; Mr. Clariza, 50,000 shares; and all executive officers and directors as a group, 551,820 shares.

(2)	The ESOP has sole voting power with respect to 761,759 shares, shared voting power with respect 573,885 shares and sole dispositive power with respect to 1,335,645 shares.
(3)
We established the First Financial Northwest Foundation in connection with the mutual to stock conversion of First Financial Northwest Bank for the purpose of furthering our commitment to the local community. Shares of common stock held by the Foundation will be voted in the same proportion as all other shares of common stock on all proposals considered by First Financial’s shareholders.

(4)	Based solely on a Schedule 13D dated January 28, 2008, regarding shares owned as of that date, reporting sole voting and dispositive power over the shares.
(5)
Based solely on a Schedule 13D/A dated June 26, 2015, regarding shares owned as of that date. According to that filing, Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Associates, L.P., Stilwell Value LLC and Joseph Stilwell have shared voting and dispositive power over the shares.

(6)	Based solely on a Schedule 13G/A dated February 9, 2016, regarding shares owned as of December 31, 2015, reporting sole voting power over 946,118 shares and sole dispositive power over 985,509 shares.
(7)	Includes 15,000 shares owned solely by her spouse.
(8)	Includes 25,000 shares owned solely by his spouse, as well as 9,000 shares owned as custodian for minors.
(9)
Represents stock options granted under the Stock Option Agreement (“Agreement”) between Mr. Padrick and Stilwell Value LLC dated as of March 15, 2013. The Agreement provides that the stock options awarded to Mr. Padrick vested immediately and will expire on the earlier of: (1) a change in control of First Financial, as defined in the Agreement; (2) September 15, 2016 or such other date mutually agreed to by the parties pursuant to the Agreement; and (3) in the event Mr. Padrick resigns or is removed from First Financial’s Board of Directors.

(10)	Includes 500 shares owned solely by his spouse.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of First Financial and each Board nominee for director.

On August 21, 2015, the Board of Directors appointed Kathleen Smythe to the Board of Directors, who served until December 11, 2015, when she passed away unexpectedly.  During her brief service as a director, Ms. Smythe had already made significant contributions to First Financial and the Bank through her extensive experience in the financial services arena.  The Board and management of First Financial wish to recognize Ms. Smythe and express their gratitude for her service on the Board.  In light of Ms. Smythe’s passing, the Board reduced the number of its directors from nine to eight members on March 23, 2016.

The Nominating and Corporate Governance Committee of the Board of Directors selects nominees for election as directors.  All of our nominees currently serve as First Financial directors.  Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified in the table below. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of Gary F. Faull, Joann E. Lee, Kevin D. Padrick and Roger H. Molvar.

Name	Age as of December 31, 2015	Year First Elected or Appointed Director (1)	Term to Expire

BOARD NOMINEES

Gary F. Faull	71	1999	2019 (2)
Joann E. Lee	60	2005	2019 (2)
Kevin D. Padrick	60	2013	2019 (2)
Roger H. Molvar	60	2015	2017 (2)

DIRECTORS CONTINUING IN OFFICE

Gary F. Kohlwes	79	1977	2017
Joseph W. Kiley III	60	2012	2017
Daniel L. Stevens	72	2011	2018
Richard P. Jacobson	52	2013	2018

____________
(1)	For years prior to 2007, includes service on the Board of Directors of First Financial Northwest Bank (previously known as First Savings Bank of Renton and First Savings Bank Northwest).
(2)	Assuming election or reelection.

Information Regarding Nominees for Election.  Set forth below is the principal occupation and other business experience during at least the last five years of each nominee for director.

Gary F. Faull serves as a director of First Financial, First Financial Diversified, and First Financial Northwest Bank, positions held since the companies were established in 2007 as part of the mutual to stock conversion process.  Prior to the conversion, he served as a director of First Financial Holdings, MHC, First Financial of Renton, and First Savings Bank of Renton.  Mr. Faull has served as a director of the Bank since 1999.  He is an attorney and has been self-employed since 1974 in the law firm of Gary F. Faull Law Offices.  Mr. Faull is a member of the Renton Rotary Club and Veterans of Foreign Wars, having served in Vietnam and earning a Bronze

Star and a Combat Infantryman’s Badge, as well as the Vietnamese Cross of Gallantry. In addition, he is a past director of the Renton Community Foundation and a past president of the South King County Bar Association.  Mr. Faull is also a Trustee of the First Financial Northwest Foundation and serves as its Secretary.

Joann E. Lee serves as a director of First Financial, First Financial Diversified, and First Financial Northwest Bank, positions held since the companies were established in 2007 as part of the mutual to stock conversion process.  She was appointed Secretary of First Financial in May 2011, of First Financial Northwest Bank in September 2013, and of First Financial Diversified in June 2014.  Prior to the conversion, she served as a director of First Financial Holdings, MHC, First Financial of Renton, and First Savings Bank of Renton since 2005.  Ms. Lee is a Certified Public Accountant, a Chartered Global Management Accountant and has been the owner of Joann Lee & Associates, CPAs since 2002.  Prior to that, Ms. Lee spent 11 years as a Certified Public Accountant, including an eight-year career with the national independent public accounting firm of RSM McGladrey.  She also served as their Director of the Small Business Division, Puget Sound Region.  Prior to becoming a CPA, Ms. Lee was employed in the banking industry and ultimately held the position of Corporate Operations Officer for a Washington community bank.  Ms. Lee is a past president and current Board member of the Rotary Club of Renton and past member of Renton YMCA Board of Directors.  She is also a member of the Renton Communities in Schools, member and past treasurer of the Renton Chamber of Commerce, and a past president and director of the Renton Technical College Foundation.  In addition, Ms. Lee serves as a Trustee of the First Financial Northwest Foundation and serves as its Treasurer.

Kevin D. Padrick was appointed as a director of First Financial, First Financial Diversified, and First Financial Northwest Bank effective March 2013.  Mr. Padrick is a lawyer and Senior Principal and co-founder of Obsidian Finance Group, LLC, a hybrid financial advisory and investment firm based in Lake Oswego, Oregon.  Mr. Padrick also indirectly owns Sunstone Business Finance, LLC, an asset-based lender, and Symmetrical Networks, LLC, an entity providing broadband construction and financing.  Prior to founding Obsidian Finance Group, LLC, Mr. Padrick was a partner with the law firm, Miller Nash, LLP, where he chaired the insolvency department and represented debtors, secured and unsecured creditors, and creditors’ committees.  He received Bachelor of Science degrees in mathematics and psychology, and Master of Business Administration and Juris Doctor Degrees from the University of Santa Clara.

Roger H. Molvar was appointed as a director of First Financial, First Financial Diversified, and First Financial Northwest Bank effective August 2015.  Mr. Molvar has over 35 years of experience in the financial institutions industry, currently serving as a director of PacWest Bancorp in Los Angeles, California, a position he has held since 2014.  Prior to that, Mr. Molvar served as a director of Farmers and Merchants Bank in Long Beach, California from 2005 to 2008 and served as a director of CapitalSource Bank from 2008 until 2014. From 2000 to 2004, Mr. Molvar was an Executive Vice President of IndyMac Bancorp and Chief Executive Officer of IndyMac Consumer Bank, responsible for the bank's consumer/branch banking business. Prior to joining IndyMac, Mr. Molvar was a Senior Vice President and management committee member of The Times Mirror Company, and previously served as Senior Vice President and Comptroller of First Interstate Bank of California. Mr. Molvar chairs the executive committee of the SEC and Financial Reporting Institute at the University of Southern California.

Information Regarding Incumbent Directors.  The present principal occupation and other business experience during at least the last five years of each director continuing in office is set forth below.

Dr. Gary F. Kohlwes serves as Chairman of First Financial, First Financial Diversified, and First Financial Northwest Bank, positions he has held since March 2013, September 2013 and September 2013, respectively.  He has served as a director of First Financial, First Financial Diversified, and the Bank since the companies were established in 2007 as part of the mutual to stock conversion process.  Prior to the conversion, he was a director of First Financial Holdings, MHC, First Financial of Renton and First Savings Bank of Renton.  He has served as a director of the Bank since 1977.  He was appointed in 1982 to the board position of Secretary, a position he held until September 2013.  Dr. Kohlwes retired in 1997 after 40 years in education with the last 23 years as Superintendent of Public Schools for the Renton School District.  Since 1963, he has also owned, operated, and managed a commercial fishing business in Naknek, Alaska.  Dr. Kohlwes is a member of the Board of Directors of Washington Pacific Insurance, SPA, a University of Washington Medicine Board member, and Valley Medical Center Trustee.  He is a past president and a current member of the Renton Rotary Club, initial President and founding director of the Renton Community Foundation and a past elected Commissioner of Valley Medical Center.

In addition, Dr. Kohlwes is a Trustee of the First Financial Northwest Foundation and serves as its Executive Director.

Joseph W. Kiley III has served as President and Chief Executive Officer of First Financial and First Financial Diversified since September 2013; a director of First Financial and First Financial Diversified since December 2012; and President, Chief Executive Officer and director of First Financial Northwest Bank since September 2012.  He previously served as President, Chief Executive Officer, and director of Frontier Bank, F.S.B., Palm Desert, California, and its holding company, Western Community Bancshares, Inc.  Mr. Kiley has over 20 years of executive experience at banks, thrifts and their holding companies that includes serving as president, chief executive officer, chief financial officer, and director.  Mr. Kiley holds a Bachelor of Science degree in Business Administration (Accounting) from the California State University, Chico, and is a former California certified public accountant.  Mr. Kiley is a member of the Renton Rotary Club and a director with the Renton Chamber of Commerce.

Daniel L. Stevens was appointed as a director of First Financial, First Financial Diversified, and First Financial Northwest Bank effective as of January 2012.  Mr. Stevens is the past Chairman of the Board of Home Federal Bancorp, Inc. and Home Federal Bank, Boise, Idaho, positions he held from 2004 and 1999, respectively, until the sale of Home Federal Bank in May 2014.  He served as President and Chief Executive Officer of Home Federal Bancorp, Inc. from 2004 to January 2008.  He also served as Chief Executive Officer of Home Federal Bank from 1995 to January 2008, and as President of Home Federal Bank from 1995 to September 2006.  Mr. Stevens worked in the financial services industry for over 35 years and served as an executive officer or chief executive officer for four other mutual and stock thrifts during his career.  He is past Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Seattle.  He served as the Chairman of the Audit Committee and was a member of the Financial Operations Committee of the Federal Home Loan Bank of Seattle.  Mr. Stevens was a director of the Federal Home Loan Bank of Seattle from 1996 until 2004. He served as a director of America’s Community Bankers, served on America’s Community Bankers’ Federal Home Loan Bank System Committee, chaired the America’s Community Bankers’ Credit Union Committee, and was First Vice Chair of America’s Community Bankers’ COMPAC Board of Governors until the merger of America’s Community Bankers and the American Bankers Association in 2007.  He is a Past Chairman of the Board of the Idaho Bankers Association, a past Chairman of the Board of Directors and Executive Committee of the Boise Metro Chamber of Commerce, and a former director of the Midwest Conference of Community Bankers.  He is the former director of the Boise State University Foundation, and past Chairman of the United Way of Treasure Valley and the Nampa Neighborhood Housing Services Board of Directors.

Richard P. Jacobson has served as Chief Operating Officer of First Financial Northwest Bank since July 2013, and as Chief Financial Officer of First Financial Northwest, First Financial Diversified, and the Bank since August 2013.  He was appointed as a director of First Financial, First Financial Diversified and the Bank effective September 2013.  Mr. Jacobson served as a consultant to First Financial from April 2010 to April 2012.  Subsequently, he worked as a mortgage loan originator in Palm Desert, California from July 2012 to July 2013.  Previously, he had been employed by Horizon Financial Corp. and Horizon Bank, Bellingham, Washington, for 23 years, and had served as President, Chief Executive Officer and a director of Horizon Financial Corp. and Horizon Bank from January 2008 to January 2010.  Mr. Jacobson also served as Chief Financial Officer of Horizon Financial Corp. and Horizon Bank from March 2000 until October 2008.  Between 1985 and 2008, Mr. Jacobson served in several other positions at Horizon Financial Corp. and Horizon Bank, and spent two years as a Washington state licensed real estate appraiser from 1992 to 1994.  Mr. Jacobson received his Bachelor’s degree in Business Administration (Finance) from the University of Washington. In addition, Mr. Jacobson graduated with honors from the American Banker Association’s National School of Banking.  Mr. Jacobson is a past president of the Whatcom County North Rotary Club and has served on the boards of his church, the United Way, Boys and Girls Club, and Junior Achievement.

Director Qualifications and Experience

The following table identifies the experience, qualifications, attributes and skills that the Nominating Committee considered in making its decision to nominate directors to our Board.  The fact that a particular attribute was not considered does not mean that the director lacks such an attribute.

	Faull	Jacobson	Kiley	Kohlwes	Lee	Molvar	Padrick	Stevens
Experience, Qualification, Skill or Attribute
Professional standing in chosen field	✓	✓	✓	✓	✓	✓	✓	✓
Expertise in financial services or related industry		✓	✓		✓	✓	✓	✓
Certified public accountant or financial expert		✓	✓		✓	✓
Attorney	✓						✓
Civic and community involvement	✓	✓	✓	✓	✓	✓	✓	✓
Leadership and team building skills	✓	✓	✓	✓	✓	✓	✓	✓
Diversity by race, gender or culture					✓
Specific skills/knowledge:
Finance	✓	✓	✓	✓	✓	✓	✓	✓
Technology							✓
Marketing	✓			✓	✓	✓	✓	✓
Public affairs	✓			✓	✓			✓
Human resources	✓	✓	✓	✓	✓	✓	✓	✓
Governance		✓	✓	✓	✓	✓	✓	✓
Compensation	✓	✓	✓	✓	✓	✓	✓	✓

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of First Financial and First Financial Northwest Bank conduct their business through board and committee meetings.  During the fiscal year ended December 31, 2015, the Board of Directors of First Financial and the Bank each held ten meetings.  No director of First Financial or the Bank attended fewer than 75 percent of the total meetings of the boards and committees on which that person served during this period.

Committees and Committee Charters

The Board of Directors of First Financial has standing Audit/Compliance/Risk, Compensation and Awards, Nominating and Corporate Governance, and Executive committees.  The Board has adopted written charters for the Audit/Compliance/Risk, Compensation and Awards, and Nominating and Corporate Governance committees, copies of which are available on our website at www.ffnwb.com.

Audit/Compliance/Risk Committee.  The Audit/Compliance/Risk Committee currently consists of Directors Molvar (Chair), Lee and Faull.  The Committee meets at least quarterly to oversee the integrity of the financial reporting process and associated risks, external and internal audits, operational and compliance risks,  and the system of internal control.  The Committee also appoints the independent auditor and retains service providers for internal audit, and reviews the various reports prepared by management, auditors and other service providers it appoints.  The Audit/Compliance/Risk Committee met four times during the year ended December 31, 2015.

Each member of the Audit/Compliance/Risk Committee is “independent” in accordance with the requirements for companies listed on NASDAQ.  In addition, the Board of Directors has determined that Ms. Lee and Mr. Molvar meet the definition of “audit committee financial expert,” as defined by the SEC.

Compensation and Awards Committee.  The Compensation and Awards Committee (“Compensation Committee”) consists of Directors Stevens (Chair), Molvar and Padrick.  The Compensation Committee meets at least twice a year to provide oversight regarding personnel, compensation and benefits related matters.  The Compensation Committee is also responsible for evaluating First Financial’s Chief Executive Officer and making recommendations to the full Board regarding director compensation.  Each member of the Compensation Committee is “independent,” in accordance with the requirements for companies listed on NASDAQ.  The Compensation Committee met eight times during the year ended December 31, 2015.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, which currently consists of Directors Lee (Chair), Kohlwes and Padrick, assures that we maintain the highest standards and best practices in all critical areas relating to the management of the business of First Financial.  The Committee also selects nominees for the election of directors and assesses Board and committee membership needs.  The Committee meets at least twice a year.  Each member of the Committee is “independent,” in accordance with the requirements for companies listed on NASDAQ.  This Committee met six times during the year ended December 31, 2015.

Only those nominations made by the Nominating and Corporate Governance Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business, including regulatory and compliance matters, strategic planning, finance, accounting and overall industry best-practices.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  The Committee strives to have a Board with diverse experience in areas relevant to First Financial’s business.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may use the services of a professional search firm to solicit qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating and Corporate Governance Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation and Bylaws.  Because our Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this Proxy Statement.

As noted above, the Nominating and Corporate Governance Committee considers a number of criteria when selecting new members of the Board.  Those criteria as well as having strong personal attributes, including a record of achievement and an understanding of diverse backgrounds and experience, are considered to provide for diversity on our Board of Directors.  These diversity factors are considered when the Nominating and Corporate Governance Committee and Board are seeking to fill a vacancy or new seat on the Board.

Executive Committee.  The Executive Committee, consisting of Director Kiley (Chair) and any two non-employee directors, acts for the Board of Directors when formal Board action is required between regular meetings.  The Committee has the authority to exercise all powers of the full Board of Directors, except that it does not have the power to act in place of the Audit/Compliance/Risk, Compensation, or Nominating and Corporate Governance committees.  The Executive Committee did not meet during the year ended December 31, 2015.

Leadership Structure

In an effort to promote more dynamic strategic development, independent oversight and effective governance, in 2013 the Board separated the roles of Chairman and Chief Executive Officer, with the role of Chairman being filled by an independent director.  To supplement information flow, the entire Management Committee, which represents all business lines, attends each Board Meeting.  The Board recognizes that independent directors and management have different perspectives and roles in developing and executing our strategy.  Our independent directors bring experience, oversight and expertise from outside First Financial and the financial services industry, while the Chief Executive Officer and the management team bring a wealth of banking expertise.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of that strategy once it is developed.  To provide oversight and balance to management, the Board has established a practice of holding executive sessions consisting of non-management directors as needed.  The non-management directors also meet with independent service providers, such as the independent auditor, credit reviewer and internal auditor, as needed.  The Chairman, or in his absence, a lead independent director, facilitates each executive session and is responsible for consulting with the Chief Executive Officer, acting as a liaison between management and the non-management directors.

Board Involvement in Risk Management Process

The Board of Directors and committees take an active role in overseeing management of First Financial’s risks.  The Board regularly reviews information regarding our asset quality, liquidity, operations, audit/exam findings, compliance performance and regulatory relations, as well as the risks associated with each.  The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, as well as overall employee compensation practices.  To mitigate excessive risk-taking by management, all incentive compensation plans remain subject to Board approval after review and recommendation by the Compensation Committee.  The Audit/Compliance/Risk Committee oversees management of operational and financial risks, including reviewing audited financial statements, engaging independent external auditors and internal auditors, reviewing compliance performance reports and risk assessments, and conducting discussions with management regarding quarterly and annual public filings.  Our Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about these risks.

The Board’s committee structure is intended to increase oversight of risks typically associated with the growth of the Bank.  In recent years, the focus has been on the oversight of the Bank’s asset quality and resolving regulatory matters, which had required the Bank to suppress its growth.  Now that the Bank is positioned for growth, additional emphasis has been placed on: (1) lending oversight through the Directors’ Loan Committee; (2) asset/liability management through  the Investments and Asset/Liability Committee; and (3) asset classification and loan loss estimates through the Internal Asset Review Committee.  These Bank Board committees are intended to provide greater subject-matter focus, independent oversight and reduce the scope and frequency of meetings of First Financial’s Audit/Compliance/Risk Committee.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  Our executive officers and Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of our shareholders and employees.  These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the NASDAQ rules governing corporate governance.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Select Market.  In accordance with NASDAQ requirements, at least a majority of our directors must be independent directors.  The Board has determined that six of our eight directors are independent, as defined by NASDAQ.  Directors Kohlwes, Faull, Lee, Molvar, Stevens and Padrick are all independent.

Code of Business Conduct and Ethics.  On September 23, 2015, the Board of Directors approved the Code of Business Conduct and Ethics.  The Code is applicable to each of our directors, officers, including the principal executive officer and senior financial officers, and employees and requires individuals to maintain the highest standards of professional conduct.  A copy of the Code of Business Conduct and Ethics is available on our website at www.ffnwb.com.

Shareholder Communication with the Board of Directors.  The Board of Directors welcomes communication from shareholders.  Shareholders may send communications to the Board of Directors, First Financial Northwest, Inc., 201 Wells Avenue South, P.O. Box 360, Renton, Washington 98057.  Shareholders should indicate clearly the director or director(s) to whom the communication is being sent so that each communication may be forwarded appropriately.

Annual Meeting Attendance by Directors.  First Financial encourages, but does not require, its directors to attend the annual meeting of shareholders.  All directors attended last year’s annual meeting of shareholders.

Transactions with Related Persons.  First Financial Northwest Bank has followed a policy of granting loans to officers and directors that fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with all customers prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features.

All loans made to our directors and executive officers are subject to federal regulations restricting loans and other transactions with affiliated persons of First Financial Northwest Bank.  Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $118,000 at December 31, 2015, which was less than one percent of our equity at that date.  All loans to directors and executive officers were performing in accordance with their terms at December 31, 2015.  Total deposits of directors and executive officers were approximately $1.8 million at December 31, 2015.

We recognize that transactions between First Financial, First Financial Diversified or First Financial Northwest Bank and any of its directors or executive officers can present potential or actual conflicts of interest and create the appearance that these decisions are based on considerations other than our best interests.  Therefore, as a general matter, and in accordance with the First Financial Code of Business Conduct and Ethics Policy, it is our preference to avoid such transactions.  Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, our best interests.  Accordingly, in those cases where personal interests exist or may appear to exist, our Code of Business Conduct and Ethics Policy requires the Board or a Board designated committee to approve or ratify any such transaction or business arrangement in which First Financial is or will be a participant and where any director, officer or employee had, has or will have a direct or indirect financial interest.  In the event that a member of the Board or Board designated committee is a participant in the transaction, then that member is required to abstain from the discussion, approval or ratification process.  Approval or ratification will be made only for those transactions that are in, or not inconsistent with, the best interests of First Financial, as the Board or Board designated committee determines in good faith.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for the year ended December 31, 2015, other than Joseph W. Kiley III, who is our President and Chief Executive Officer, and Richard P. Jacobson, who is our Chief Operating Officer and Chief Financial Officer, as their compensation is included in the section entitled “Executive Compensation.”  The directors did not receive any stock awards or non-equity incentive compensation during this period, nor did they participate in a pension plan or receive above-market earnings on deferred compensation; therefore, these columns have been omitted from the table.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)

Gary F. Faull	52,725	9,000	61,725
Gary F. Kohlwes	56,375	10,500	66,875
Joann E. Lee	46,925	10,500	57,425
Roger H. Molvar (2)	14,333	--	14,333
Kevin D. Padrick	51,750	11,500	63,250
Daniel L. Stevens	46,400	7,000	53,400
Kathleen Smythe (3)	13,133	3,000	16,133
___________
(1)	Unless otherwise noted, consists of fees paid for attending conferences and training sessions and a travel stipend for attendance at Board meetings for directors who live outside of Washington.
(2)	Mr. Molvar was appointed to the Board on August 21, 2015.
(3)	Ms. Smythe served on the Board from August 21, 2015 until December 11, 2015, when she passed away unexpectedly.

Each director of First Financial is also a director of First Financial Northwest Bank and First Financial Diversified.  The directors are paid for their service by the Bank with an allocation of cost to First Financial.  For 2015, non-employee directors received a semi-annual retainer of $10,000 ($20,000 annually), a fee of $1,200 for each Board meeting attended in person ($600 for each meeting attended telephonically), with the Chairman receiving an additional $450 per meeting.  Committee members also received a fee of $550 per committee meeting attended in person ($275 for each meeting attended telephonically), with the Committee Chair receiving an additional $400 per meeting.  In addition, directors received a fee of $1,500 for each day of travel and attendance at conferences and training sessions, and directors who reside outside the State of Washington were compensated for attendance at regular monthly Board meetings at the rate of $1,000 per meeting but were not entitled to expense reimbursement for attendance at regular monthly Board meetings.

The Compensation Committee recommends to the Board of Directors the amount of fees paid for service on the Board.  In late 2014, the Compensation Committee engaged an independent compensation consulting firm, Meridian Compensation Partners, LLC (“Meridian”), to conduct a market study of peer group compensation for Board membership.  After reviewing and considering the results of the Meridian study, the Compensation Committee recommended, and the Board approved, a revised pay structure beginning in 2016 with half of the director’s compensation to be paid in cash and half to be paid in the form of shares of First Financial common stock.  Specifically, non-employee directors will be compensated as follows: (1) $15,000 in cash during the first quarter; and (2) a stock grant in an amount of shares that represents $30,000 in value at the time of the grant (contingent upon shareholder approval of the 2016 Equity Plan at the annual meeting of shareholders) during the second quarter; and (3) $7,500 in cash during the third and fourth quarters.   In addition, directors will receive expense reimbursements for travel and attendance at conferences, training sessions, and travel expenses to regular monthly Board meetings.

COMPENSATION DISCUSSION AND ANALYSIS

General

In this section, we will give an overview of our compensation program, the material compensation decisions we have made under the program and the material factors that we considered in making those decisions.  Following this discussion, in the section entitled “Executive Compensation,” we provide a series of tables containing specific information about the compensation earned or paid to the following officers, who are known as our named executive officers:

Joseph W. Kiley III, President and Chief Executive Officer
Richard P. Jacobson, Executive Vice President, Chief Financial Officer, and Chief Operating Officer
Herman L. Robinson, Former Senior Vice President and Chief Credit Officer
Simon Soh, Senior Vice President and Chief Lending Officer
Ronnie J. Clariza, Senior Vice President and Chief Risk Officer

Compensation and Awards Committee.  All compensation matters concerning our executive officers are made at the sole discretion of the Compensation Committee, which is comprised of all independent directors.  Compensation determinations are made based on the Compensation Committee’s independent review of management recommendations and peer group studies, for both base salary and total compensation.  The Compensation Committee has the responsibility for establishing and reviewing our compensation philosophy and objectives, and in this role, they have sought to design a compensation structure that attracts and retains qualified and experienced officers, and at the same time, is reasonable and competitive.

Role of Chief Executive Officer in Determining Compensation.  The Chief Executive Officer’s role is limited to providing information regarding the executive officers to the Compensation Committee Chair, including salary and bonus histories, performance highlights, levels of responsibility and compensation recommendations for each officer.  The Chief Executive Officer does not provide any recommendation with respect to his individual compensation.  Following receipt of this information, the Compensation Committee Chair reviews the selected materials along with supplemental information independently acquired.  The Chair's analysis is then incorporated into a summary packet that is provided to the Compensation Committee for their review prior to a regularly scheduled meeting.  The Compensation Committee makes the final decision and may adjust the compensation levels.  In its deliberations, the Compensation Committee focuses on corporate performance, retention issues, individual performance and management development.

The discussion below is intended to help understand the detailed information provided in the executive compensation tables and put that information into context within our overall compensation program.

Compensation Highlights

In 2014, First Financial engaged Meridian to serve as the Compensation Committee’s independent advisor on executive and director compensation.  The Compensation Committee assessed Meridian’s independence relative to NASDAQ factors and determined they are independent advisors.  While engaged, they will conduct a peer group study, deriving data from an objective process representing companies in similar industry and size.  In 2015, they continued working with the Compensation Committee conducting market and peer data study for the executive officers, key senior personnel, and the Board of Directors.  Also with the assistance of Meridian, during the first quarter of 2015, the Compensation Committee reviewed and approved executive management’s recommendation of a Company annual cash incentive plan, effective for 2015, with eligibility at all levels of First Financial Northwest Bank’s personnel, including executive officers.  This plan aligns pay with corporate and individual performance.

First Financial Northwest Bank also continued working with Kibble and Prentice, an employee benefits consulting firm and one of the leading full-service brokerage firms in the Pacific Northwest.  They assist the Bank with ensuring competitive rates and benefit plan options for executives.

Compensation Philosophy and Objectives

Our overall goal in compensating executive officers is to attract, retain and motivate key executives of proven ability who are critical to our future success.  We believe that short-term cash incentive compensation paid to executive officers should be directly aligned to First Financial Northwest Bank's performance and that compensation should be structured to ensure achievement of financial and operational goals, along with other factors that impact corporate and shareholder value.  Our long-term incentive is in the form of an equity incentive plan.

Although First Financial Northwest Bank became a stock savings bank as a result of the mutual holding company reorganization in 2002, compensation paid to employees, officers and directors has consisted primarily of cash compensation, salary and bonuses, and retirement benefits.  In 2008, shareholders approved our 2008 Equity Incentive Plan, which will be replaced by the 2016 Equity Incentive Plan, if approved by shareholders.  In recent years, equity compensation has been awarded primarily to new or newly-promoted executive officers.  Equity awards under the 2016 Equity Incentive Plan will also be used in concert with cash incentives to compensate officers for actions that align First Financial Northwest Bank’s performance with shareholder interests.

Our compensation decisions with respect to executive officer salaries and incentive compensation are influenced by: (1) the executive’s level of responsibility and function within the organization; (2) the overall performance and profitability of First Financial Northwest Bank; and (3) our assessment of the competitive marketplace, including peer companies.  Our philosophy is to focus on total direct compensation opportunities through a mix of base salary, annual short-term cash incentive compensation and longer term equity incentives to ensure successful ongoing performance of First Financial Northwest Bank.

Compensation Benchmarking

In general, we seek to provide competitive pay relative to a peer group for total compensation opportunities.  It is our intent to achieve an effective efficiency ratio, excellent asset quality, and a satisfactory regulatory standing; therefore, we include performance-based compensation in addition to a fixed-salary pay structure.

In addition to working with Meridian, the Compensation Committee also uses data compiled annually by Milliman, Inc. (“Milliman”).  With the assistance of Milliman, we analyze competitive market data contained in the Northwest Financial Industry Salary Survey.  The data is independently collected by Milliman and represents 96 Northwest financial institutions located in Washington, Oregon and Idaho, ranging in asset size from $48 million to several billion.  The data is grouped by asset size, with the information adequately reflecting the complexities and compensation levels of peer group institutions.  We compare compensation paid to our named executive officers with compensation paid to executive officers in comparable positions at similar size institutions.  Our peer group institutions range in asset size from $500 million to $999 million, with an average asset size of approximately $753 million.  During 2015, our peer group consisted of the following financial institutions:

Baker Boyer Bank	Kitsap Bank
Bank of the Pacific	Olympia Federal Savings
Citizens Bank	Riverview Community Bank
Coastal Community Bank	Skagit Bank
First Federal - Port Angeles	Timberland Bank

Compensation Components and 2015 Pay Decisions

The compensation program for executive officers consists of the following components:

Pay Element	What It Rewards	Purpose

Base Salary	Core competence in the executive’s role relative to skills, experience and contributions to First Financial and First Financial Northwest Bank	Provide fixed compensation based on competitive market price

Pay Element	What It Rewards	Purpose

Annual Cash Incentive Compensation	Contributions toward First Financial Northwest Bank’s achievement of specified performance measures.	Provides annual performance-based cash incentive compensation

Long-term Incentive (Equity-based) Compensation	Management development through retention and attracting new talent	Provides resources for implementation of corporate objectives, goals, and growth strategies, while aligning officer and shareholder interests

Retirement Benefits	Executive officers are eligible to participate in employee benefit plans available to our eligible employees, including both tax- qualified and nonqualified retirement plans	Provides a long-term incentive for the retention of key officers

	The Chief Executive Officer has a supplemental retirement agreement that provides additional retirement benefits subject to meeting certain minimum age and service requirements	Provides a long-term incentive for the retention of the Chief Executive Officer

Additional Benefits and Perquisites	Executives participate in employee benefit plans, including pay protection via disability pay, generally available to our employees, including medical insurance	These benefits are a part of our broad-based total compensation program

	The Chief Executive Officer and the Chief Financial Officer/Chief Operating Officer receive a car allowance	Assists in executive responsiveness for community-based travel requirements

Base Salary.  The Chief Executive Officer makes initial base salary recommendations to the Compensation Committee Chair that are based on individual salary history, individual and corporate performance, and competitive peer group data.  Given the independence of the data on which these recommendations are made, historically there have been only slight modifications by the Compensation Committee.  Annually, the Compensation Committee reviews the recommendations and establishes executive management salaries in accordance with its independent philosophy.  The compensation paid to Mr. Kiley and all executive officers is determined by the Compensation Committee based upon, among other factors, a review of First Financial Northwest Bank’s performance in comparison to its peer group.  The final compensation levels are generally based on peer group analysis while consideration is also given to First Financial Northwest Bank’s asset size, balance sheet complexity, corporate direction and management structure, as well as company and individual performance.  No particular weight is given to any of these factors by the Compensation Committee and the final compensation level is based on a subjective determination by the Compensation Committee.  Mr. Kiley does not participate in Compensation Committee or Board discussions regarding his own compensation.

For 2015, the Compensation Committee approved the base salaries of Messrs. Kiley, Jacobson, Robinson, Soh and Clariza, and submitted these determinations to the full Board of Directors for review.  Messrs. Jacobson, Soh, and Clariza received raises of three to four percent effective January 1, 2016 as a result of their annual performance reviews.  Mr. Kiley received a three percent base salary increase effective January 1, 2016 as a result of his annual performance review.

Annual Incentive Compensation.  The Annual Incentive Plan is intended to provide executive officers and staff with an opportunity to earn annual cash incentives based on our corporate performance as measured by our earnings, asset quality, loan growth, financial condition and satisfactory regulatory standing.  The annual cash incentive payments are determined at the discretion of the Compensation Committee, based on the recommendations of the Chief Executive Officer.  From 2009 to 2012, incentive payments were not awarded due to the economic downturn and poor asset quality, and the negative impact on earnings.  As a result of the management teams’ efforts towards First Financial’s return to profitability in 2013, maintaining profitability in 2014 and 2015, improved asset quality, and complete removal of regulatory directives, the Compensation Committee approved a discretionary bonus for 2015 for each of the named executive officers, with the exception of Mr. Robinson.  In connection with his retirement, Mr. Robinson entered into a Separation Agreement and General Release with First Financial Northwest Bank effective November 20, 2015 which provided for an incentive payment to remain as Chief Credit Officer until January 6, 2016.

The bonus for 2015 was based on corporate and individual performance.  The Compensation and Awards Committee reviewed the following corporate performance measures: net income, return on assets, net loan growth, net deposit growth, efficiency ratio, nonperforming assets as a percentage of total assets, past due and nonaccrual loans as a percentage of total loans, deposit growth and regulatory rating.  For 2016, the Compensation and Awards Committee established cash incentive award opportunities for each of the named executive officers.  The annual incentive opportunities for 2016 are expressed as a percentage of base salary during 2016, and include specific corporate and individual goals.  The corporate performance measures include threshold, target and stretch targets and specific weightings for each measure.

Long-term Incentive Compensation.  A key component of management stability and institutional growth is the ability of a company to provide long-term incentives for its personnel.  In 2008, the Board of Directors adopted the 2008 Equity Incentive Plan that was then approved by shareholders.  Under the plan, directors, officers and employees may receive awards of stock options, stock appreciation rights, restricted stock and restricted stock units.  We believe that stock ownership by our officers is a significant factor in aligning the interests of the officers with those of shareholders.  The ability to offer equity-based compensation provides a means for attracting and retaining directors and employees, and also provides an incentive to directors and officers to improve the long-term performance and market value of First Financial.  Equity-based compensation serves as a long-term incentive because it is granted with a five-year vesting schedule.  This Proxy Statement contains a proposal for the approval of the 2016 Equity Incentive Plan.  Like the 2008 Equity Incentive Plan, the 2016 Equity Incentive Plan provides for the award of stock options, restricted stock and restricted stock units.

The 2008 Equity Incentive Plan is administered by the Compensation Committee, which makes all awards under the plan.  The Committee makes its determinations on a discretionary basis, giving consideration to the following factors: corporate performance; contributory value; and anticipated future management role with respect to developing and implementing corporate objectives, financial goals and growth incentives.  In 2015, Mr. Jacobson was granted 40,000 stock options based on his performance and contribution to First Financial’s success.  The Compensation Committee anticipates using available awards primarily as part of incentive packages to attract additional senior management personnel, when appropriate.

Retirement Benefits.  First Financial maintains, as part of its retirement benefit programs, the First Financial Northwest Savings Plan (the “401(k) plan”) for the benefit of eligible employees, including the named executive officers, of First Financial and its subsidiaries, First Financial Northwest Bank and First Financial Diversified.  The 401(k) plan is intended to be a tax-qualified retirement plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended.  Employees of First Financial and its subsidiaries are eligible to participate in the 401(k) plan on the first of the month, following 60 days from hire.  Generally, participants direct the investment of the plan assets.

For 2015, participants could contribute up to $18,000 of their annual compensation through a pre-tax salary reduction election.  Participants 50 years of age or more could elect to make an additional $6,000 pre-tax salary reduction election.  First Financial matches the first six percent of a participant’s pre-tax salary reduction contribution at the rate of 50 percent.  To be eligible for a matching contribution, the participant must be actively employed during the pay period for which the match is allocated.  Participants are, at all times, 100 percent vested in their salary reduction contributions; however, their related matching contributions are subject to a five-year vesting period with 20 percent vesting each year.  For the fiscal year ended December 31, 2015, First Financial incurred a matching contribution-related expense of approximately $192,500 in connection with the 401(k) plan.  For the 401(k) plan’s fiscal year ended December 31, 2015, employees contributed nearly $547,000 to the 401(k) plan.

First Financial Northwest Bank is a participating employer in a multiple-employer defined benefit plan (the “pension plan”), which provides a benefit upon retirement to eligible employees, including some of the executive officers.  The Board voted to freeze all accumulated pension plan benefits as of March 31, 2013, which means that employees with less than one year of service as of that date, or new employees hired subsequently, will not be eligible to participate in the plan and no new benefits will accrue to current participants under the plan after that date.  Upon completion of five years of employment with First Financial or its subsidiaries, a participant is 100 percent vested.  There is no provision for partial vesting.   A participant’s full benefit under the pension plan is payable at age 65 with at least five years of benefit service, which is considered normal retirement.  Early retirement benefit payments are available under the pension plan to participants upon attainment of age 45 and completion of five years of benefit service.  Messrs. Robinson, Soh and Clariza participate in the pension plan.

First Financial Northwest Bank also maintains a supplemental executive retirement plan for the benefit of certain executives.  The plan is intended to provide supplemental benefits upon normal retirement or death prior to retirement.  First Financial Northwest Bank entered into a participation agreement under the plan with Mr. Kiley effective July 1, 2013. The agreement provides for an annual pension of $28,000 if he is employed by First Financial Northwest Bank upon attaining age 65.

Additional Benefits and Perquisites.  At First Financial, an important part of our total compensation plan is the employee benefits program.  We offer a comprehensive and flexible benefits plan on a non-discriminatory basis to support the basic health, welfare and retirement needs of all of our employees, including our named executive officers.  The elements of the benefits plan include group policies for medical/dental/vision plans, paid time off (“PTO”) for vacation and illness, disability, life insurance, FSA/HSA pre-tax savings accounts, tuition reimbursement, bereavement leave and training.  In January 2014, our benefit plans were changed to more cost effective offerings, with two choices: a base qualified, high-deductible health plan and a base buy-up option, the difference of which is charged to the employee.  Additionally, employees are responsible for five percent of their employee premium costs and 50 percent of their dependent’s premiums.  The Chief Executive Officer and Chief Financial Officer/Chief Operating Officer receive an automobile allowance.  The Compensation Committee believes this benefit is appropriate because it assists them in fulfilling their employment obligations.  Executive officers also receive a cell phone allowance.

The named executive officers, along with all eligible employees, participate in our ESOP.  Each eligible participant is allocated the same proportion that the participant’s compensation for the plan year bears to the total compensation of eligible participants for that year, subject to certain limitations regarding how much compensation is taken into account and how much can be allocated to a participant for a year.

Additional Considerations.  Market data, individual performance, retention needs and internal pay equity have been the primary factors considered in decisions to materially adjust compensation.  The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers.  However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to First Financial with the value to the employee.  The Compensation Committee reviews the results of the shareholder votes on executive compensation but to date, this review has not affected executive compensation decisions and policies.

Compensation and Awards Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained above with management.  Based on that review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The foregoing report is provided by the following directors, who are the current members of the Compensation and Awards Committee:

Daniel L. Stevens (Chair)
Roger H. Molvar
Kevin D. Padrick

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation paid to our named executive officers in the years ended December 31, 2015, 2014, and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)(2)	All Other Compen- sation ($)(3)	Total ($)

Joseph W. Kiley III	2015	425,000	83,767	--	--	11,000	77,798	597,565
President and Chief	2014	425,000	90,000	--	208,330	43,039	58,010	824,379
Executive Officer	2013	425,000	42,500	--	229,192	246,550	37,100	980,342

Richard P. Jacobson (4)	2015	272,000	51,996	--	187,032	--	82,648	593,675
Executive Vice President,	2014	264,000	75,000	--	--	--	17,292	356,292
Chief Operating Officer and	2013	126,000	13,200	272,000	178,086	--	13,177	602,463
Chief Financial Officer

Herman L. Robinson	2015	216,000	60,000	--	--	2,000	67,668	345,668
Former Senior Vice President	2014	210,000	60,000	--	--	18,000	40,887	328,887
and Chief Credit Officer	2013	200,000	35,000	--	--	3,000	47,358	285,358

Simon Soh	2015	206,000	33,817	--	--	-- (5)	73,747	312,564
Senior Vice President and	2014	200,000	60,000	--	100,521	8,000	41,851	410,372
Chief Lending Officer	2013	190,000	19,000	--	--	-- (5)	44,943	253,943

Ronnie J. Clariza	2015	175,000	28,728	--	--	-- (6)	56,093	249,821
Senior Vice President and	2014	140,000	40,000	--	--	38,000	25,878	243,878
Chief Risk Officer	2013	125,000	12,500	--	--	-- (6)	27,928	165,428

_________
(1)
Represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Topic 718, “Compensation - Stock Compensation.” For a discussion of valuation assumptions, see Note 10 of the Notes to Consolidated Financial Statements in First Financial’s Annual Report on Form 10-K for the year ended December 31, 2015.

(2)
Unless noted otherwise, reflects the increase in actuarial present values of each executive officer’s accumulated benefits under our Pension Plan and, with respect to Mr. Kiley, our Supplemental Retirement Plan. These values are set according to accounting requirements and do not reflect any increases in the officer’s benefit upon retirement.

(3)	Please see the table below for more information on the other compensation paid to our named executive officers in 2015.
(4)	Mr. Jacobson was hired effective July 9, 2013.
(5)	The present value of the accumulated benefit in Mr. Soh’s pension plan account decreased by $1,000 in 2015 and did not change in 2013.
(6)	The present value of the accumulated benefit in Mr. Clariza’s pension plan account decreased by $10,000 in 2015 and $17,000 in 2013.

All Other Compensation.  The following table sets forth details of “All Other Compensation,” as presented above in the Summary Compensation Table.  The amounts reflected constitute contributions by First Financial or First Financial Northwest Bank for 2015.

Name	401(k) Plan Contribution ($)		ESOP Contribution ($)	Company Car Allowance ($)		Life Insurance Premium ($)	Dividends on Unvested Restricted Stock ($)	Cell Phone Allowance ($)	Total ($)

Joseph W. Kiley III	--		60,206	10,800		192	6,600	--	77,798
Richard P. Jacobson	11,550	(1)	60,206	6,500	(2)	192	4,200	--	82,648
Herman L. Robinson	5,370		60,206	--		124	768	1,200	67,668
Simon Soh	7,925		60,206	--		192	4,224	1,200	73,747
Ronnie J. Clariza	6,450		48,846	--		192	--	605	56,093
______
(1)	Includes $1,200 from 2014, which was not paid until 2015.
(2)	Includes $500 from 2013, which was not paid until 2015.

Employment Agreements.  First Financial Northwest Bank entered into an amended employment agreement with Joseph W. Kiley III and an initial employment agreement with Richard P. Jacobson on December 2, 2013.  Mr. Kiley’s agreement is retroactive to the date of the original agreement of August 14, 2012, and Mr. Jacobson’s agreement is effective as of July 9, 2013, the date he was hired.  The agreements each have an initial term of three years and on each anniversary of the effective date of the agreement, the term of the agreement will be extended for an additional year, provided that within the 90-day period ending on such anniversary, First Financial Northwest Bank’s Board of Directors does not inform the executive in writing that the agreement will not be extended.  The agreements provide for an annual base salary of $437,750 for Mr. Kiley and $280,160 for Mr. Jacobson.  Mr. Kiley’s salary shall be reviewed by the Bank’s Board of Directors each December during the term of the agreement.  Under the agreements, the executives are eligible to participate in all Bank plans relating to retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof in which the Bank’s executive officers are eligible to participate.  Messrs. Kiley and Jacobson’s agreements provide for temporary housing, relocation expenses and an automobile allowance.  The employment agreements provide that compensation may be paid in connection with the termination of the executive’s employment under a variety of scenarios, as described below under “Potential Payments Upon Termination.”

Separation Agreement.  On November 20, 2015, First Financial Northwest Bank entered into a Separation Agreement and General Release with Herman L. Robinson in connection with his retirement.  The agreement provided for Mr. Robinson’s retirement as Chief Credit Officer and from all other positions he held with the Bank, First Financial and their respective affiliates.  Under the agreement, Mr. Robinson resigned as Chief Credit Officer on January 5, 2016, and became Credit Administrator of the Bank from January 6, 2016, until his retirement on March 31, 2016 (the “separation date”).  The period from January 6, 2016, until the separation date is referred to as the “limited duty period” during which time Mr. Robinson began a reduced work schedule that corresponded to his obligations under the agreement. In addition, on the separation date, Mr. Robinson entered into a second separation agreement with the Bank, which provided for certain terms related to his separation from First Financial and the Bank.

During the limited duty period as provided under the agreement and in exchange for a general release of all claims, demands, damages, causes of action, attorney fees and expenses, Mr. Robinson received: (1) his then-current annual salary on a pro-rated basis; (2) a $60,000 incentive payment for 2015 for his continued service as Chief Credit Officer until January 6, 2016; (3) reimbursement for attorney’s fees incurred in connection with the review of the agreement and the second agreement; and (4) continued participation in the Bank’s and First Financial’s benefit plans and programs.

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards made to our named executive officers for 2015.

Name	Grant Date	All other awards: number of securities underlying options(#)	Exercise or base price of option awards ($/sh)	Grant date fair value of stock and option awards ($)

Joseph W. Kiley III	--	--	--	--

Richard P. Jacobson	11/18/15	40,000	13.04	187,032

Herman L. Robinson	--	--	--	--

Simon Soh	--	--	--	--

Ronnie J. Clariza	--	--	--	--

Outstanding Equity Awards

The following information with respect to outstanding stock and option awards as of December 31, 2015, is presented for the named executive officers.

		Option Awards (1)				Stock Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expira- tion Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Joseph W. Kiley III	08/14/14	10,000	40,000	10.89	08/14/24	--	--
	09/18/13	20,000	30,000	10.69	09/18/23	--	--
	09/19/12	30,000	20,000	8.01	09/19/22	20,000	279,200

Richard P. Jacobson	11/18/15	--	40,000	13.04	11/18/26	--	--
	07/17/13	24,000	36,000	10.88	07/17/23	15,000	209,400

Herman L. Robinson	--	--	--	--	--	--	--

Simon Soh	09/08/14	5,000	20,000	10.58	09/08/24	--	--
	10/17/12	30,000	20,000	8.14	10/17/22	12,800	178,688

Ronnie J. Clariza	07/03/08	50,000	--	9.78	07/03/18	--	--
______
(1)	Awards vest pro rata over a five-year period from the grant date, with the first 20 percent vesting one year after the grant date.

Option Exercises and Stock Vested

The following table shows the value realized upon the exercise of stock options and the vesting of stock awards for the named executive officers for the year ended December 31, 2015.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Joseph W. Kiley III	--	--	10,000	123,000
Richard P. Jacobson	--	--	5,000	62,900
Herman L. Robinson	50,000	420,099	6,400	77,888
Simon Soh	--	--	6,400	80,832
Ronnie J. Clariza	--	--	--	--

Pension Benefits

The following table provides information as of December 31, 2015, regarding participation in plans that provide specified retirement payments and benefits to the named executive officers.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)

Joseph W. Kiley III	Supplemental Retirement Agreement	15.00	300,600	--

Richard P. Jacobson	--	--	--	--

Herman L. Robinson	Pension Plan	1.83	68,000	--

Simon Soh	Pension Plan	1.58	22,000	--

Ronnie J. Clariza	Pension Plan	8.67	75,000	--
_________
(1)	For the Pension Plan, reflects years credited, and for the supplemental retirement agreement, reflects benefit period.
(2)
Pension Plan accumulated benefits are based on the present value of accumulated future payments over an anticipated post retirement life of 20 years using a 4.34 percent discount rate. Supplemental retirement agreement accumulated benefits reflect the present value of 180 future annual payments at the eligibility date using a 2.78 percent discount rate.

First Financial Northwest Bank is a participating employer in a multiple-employer defined benefit plan (the “pension plan”), which provides a benefit upon retirement to eligible employees of the Bank, First Financial and First Financial Diversified.  Until March 31, 2013, all employees except those under specific agreement, who met the minimum requirements of one year of service, attainment of age 21 and completion of 1,000 hours of service in the 12 consecutive months following enrollment were eligible to participate.  The Board of Directors voted to freeze all accumulated benefits as of March 31, 2013.  As of that date, employees with less than one year of service, or new employees hired subsequently, may not participate in the plan and no new benefits accrued to participants after that date.

Upon completion of five years of employment with First Financial or its subsidiaries, participants are 100 percent vested.  There is no provision for partial vesting.  The service amounts shown in the table above represent actual years of credited service; no additional years of credited service have been granted to any named executive officer under the pension plan.  Several forms of benefit payments are available under the pension plan.  The pension plan offers a life annuity option, a 100 percent joint and survivor option with a ten-year certain feature, a 50 percent joint and survivor benefit option and a customized option.  The benefit option must be elected by the participant before benefit payments begin.  Benefits are based upon two percent for those hired prior to January 1, 2010, and one percent for those hired on or after January 1, 2010, times the number of years of service with First

Financial and its subsidiaries times the average of the participant’s eligible salary during the five years he or she was most highly compensated.  Salary is defined as base rate of pay and does not include overtime, bonuses and other compensation.  A participant’s full benefit under the pension plan is payable at age 65 with at least five years of benefit service, which is considered normal retirement.  Early retirement benefit payments are available under the pension plan to participants upon attainment of age 45 and completion of five years of benefit service.  Annual benefits are reduced three percent for each year of payment before normal retirement based on the benefit formula described above.  As of December 31, 2015, Mr. Soh was the only named executive officer eligible for early retirement benefits.

The executive supplemental retirement agreements provide benefits in addition to those provided by the pension plan.  Mr. Kiley’s agreement provides for an annual pension of $28,000 if he is still employed by First Financial Northwest Bank upon attaining age 65.  His benefit will commence following his separation from service, subject to a potential six-month delay to comply with federal tax laws affecting nonqualified deferred compensation plans, and will be paid in monthly installments over 15 years.  In the event of Mr. Kiley’s death prior to retirement but while still employed by First Financial Northwest Bank, his designated beneficiary would receive a lump sum benefit of $200,000.  As of December 31, 2015, Mr. Kiley was not eligible for retirement benefits under the agreement.

Potential Payments Upon Termination

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death.  These agreements are discussed in further detail following the table below.  In addition, the pension plan and executive supplemental retirement agreement discussed above provide for payments upon early retirement or normal retirement.  The following table shows, as of December 31, 2015, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Involuntary Termination ($)	Involuntary Termination Following Change in Control ($)	Annual Early Retirement Benefit ($)		Annual Normal Retirement Benefit ($)	Disability ($)	Death ($)

Joseph W. Kiley III
Employment Agreement	439,808	1,474,563	--		--	246,583	36,651
Supplemental Retirement Agreement	--	--	--		28,000	--	200,000
Equity Incentive Plan	--	279,200	--		--	279,200	279,200

Richard P. Jacobson
Employment Agreement	283,719	981,307	--		--	164,098	23,643
Equity Incentive Plan	--	209,400	--		--	209,400	209,400

Herman L. Robinson
Pension Plan	--	--	4,716	(1)	4,716	--	56,592	(2)
Equity Incentive Plan	--	--	--		--	--	--

Simon Soh
Severance Agreement	--	206,000	--		--	--	--
Pension Plan	--	--	1,419	(3)	2,385	--	17,028
Equity Incentive Plan	--	178,688	--		--	178,688	178,688

Ronnie J. Clariza
Severance Agreement	--	175,000	--		--	--	--
Pension Plan	--	--	3,990	(3)	15,525	--	47,880
Equity Incentive Plan	--	--	--		--	--	--
_________
(1)	Mr. Robinson has reached normal retirement age for purposes of the Pension Plan.
(2)	Does not include active service death benefit, which was terminated effective April 1, 2013.
(3)
Under the terms of the Pension Plan, the executive may elect an early retirement benefit upon retirement prior to age 65, or may elect to have the full retirement benefit paid when the executive attains age 65.

Employment Agreements.  The employment agreements with Joseph W. Kiley III and Richard P. Jacobson provide for payments in the event of disability, death or termination.  If either executive becomes entitled to benefits under the terms of our then-current disability plan, if any, or becomes otherwise unable to fulfill his duties under the employment agreement, he shall be entitled to receive such group and other disability benefits as are then provided for executive employees.  In the event of either executive’s disability, his employment agreement will not be suspended, except that the obligation to pay his salary shall be reduced in accordance with the amount of any disability income benefits he receives such that, on an after-tax basis, he realizes from the sum of disability income benefits and his salary the same amount as he would realize on an after-tax basis from his salary if he had not become disabled.  Upon a resolution adopted by a majority of the disinterested members of the Board of Directors or an authorized committee, we may discontinue payment of the executive’s salary beginning six months after a determination that he has become entitled to benefits under the disability plan or is otherwise unable to fulfill his duties under the employment agreement.

In the event of Mr. Kiley’s or Mr. Jacobson’s death while employed under an employment agreement and prior to any termination of employment, we will pay to the estate, or such person as may have previously been designated, the salary that was not previously paid and that would have been earned if employment had continued under the agreement through the last day of the month in which the death occurred, together with the benefits provided under the employment agreement through that date.

The employment agreements also provide for benefits in the event of either Mr. Kiley’s or Mr. Jacobson’s involuntary termination.  If  employment is terminated for any reason other than cause, or change in control, or voluntary termination of employment because of a material diminution of or interference with duties, responsibilities or benefits, including any of the following actions unless consented to: (1) a requirement to be based at any place other than Renton, Washington, or within a radius of 35 miles from the location of First Financial’s administrative offices; (2) a material demotion; (3) a material reduction in the number or seniority of direct report personnel; (4) a 20 percent or more reduction in base salary; (5) a material permanent increase in the required hours of work or workload; or (6) the failure of the First Financial Northwest Bank Board of Directors to appoint Mr. Kiley as President and Chief Executive Officer of the Bank, or Mr. Jacobson as Executive Vice President and Chief Financial Officer/Chief Operating Officer, we must pay certain benefits.  The executive would receive salary at the rate in effect immediately prior to the date of termination over the one-year period beginning on the date of termination.  We would also be required to provide, during the one-year period beginning on date of termination, substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the executive and dependents and beneficiaries who would have been eligible for such benefits if the involuntary termination had not occurred.

If Mr. Kiley’s or Mr. Jacobson’s employment is terminated during the year following the effective date of a change in control of First Financial or First Financial Northwest Bank, or voluntary termination of employment following a change in control for any of the reasons listed in the previous paragraph, we must pay the executive a lump sum equal to 299 percent of his base amount (as defined in Section 280G of the Internal Revenue Code) and must provide, during the one-year period beginning on the date of termination, substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the executive and dependents and beneficiaries who would have been eligible for such benefits if the involuntary termination had not occurred.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are conditioned upon a change in control.  Individuals are subject to a 20 percent excise tax on the amount of such excess parachute payments.  If excess parachute payments are made, First Financial and First Financial Northwest Bank would not be entitled to deduct the amount of such excess payments.  Messrs. Kiley and Jacobson’s employment agreements provide that severance and other payments that are subject to a change in control will be reduced to the extent necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

Severance Agreements.  First Financial Northwest Bank has entered into severance agreements with Messrs. Soh and Clariza.  Mr. Robinson had a severance agreement but he agreed to forego any benefits when he entered into his separation agreement on November 6, 2015.  The severance agreements each have an initial three-year term and are renewable for an additional one-year period on each anniversary thereafter the effective date, provided that within the 90-day period prior to the anniversary date the Board of Directors of the Bank does not inform the employee in writing that the agreement will not be extended.  If First Financial Northwest Bank terminates an executive’s employment, other than for cause, or the executive terminates his/her own employment within 12 months following a change in control of First Financial or First Financial Northwest Bank for any of the reasons described above in the discussion of Messrs. Kiley and Jacobson’s employment agreements, the executive would be entitled to payment and benefits.  The agreements require that First Financial Northwest Bank: (1) pay the executive’s salary through the day of termination, including the pro rata portion of any incentive award; (2) pay for the remaining term of the agreement his life, health and disability coverage; and (3) pay in a lump sum an amount equal to 100 percent of his annual base salary.  Any payments under the agreements are subject to reduction pursuant to Section 280G of the Internal Revenue Code to avoid excess parachute payments.

Equity Incentive Plan.  The 2008 Equity Incentive Plan provides for accelerated vesting of awards in the event of a recipient’s death or disability, or a change in control.  The plan provides that with respect to outstanding and unvested stock options, stock appreciation rights and restricted stock awards, the vesting date shall be accelerated to the date of the recipient’s death or disability, or the earliest date of the change in control.

Compensation Policies and Risk

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on First Financial.  In addition, the Compensation Committee believes that the mix and design elements of the executive compensation package do not encourage management to assume excessive risks.  As described in our Compensation Discussion and Analysis, compensation decisions are subjective, based on peer group compensation data, institutional profitability, management development, market measurements and overall corporate performance.  The primary objective of the Compensation Committee is for management to be fairly compensated.  We have accomplished this by maintaining base salaries in the upper tier range of published peer groups, by providing excellent employee medical and other related benefits, by granting personal days off and by offering participation in our ESOP.

Incentive compensation for Mr. Kiley and the named executive officers is determined by the Compensation Committee after its analysis of a number of financial measures, including but not necessarily limited to profitability, efficiency, growth, asset quality trends, peer group performance, satisfactory regulatory standing and current market conditions. First Financial’s incentive compensation program provides specific goals and corresponding payout potential to production oriented lending and deposit staff members.  For non-production staff, incentive pay is based on progress towards goals set by their manager for each individual, for completion of Community Reinvestment Act related service hours, and the Company’s achievement of goals set for pre-tax, pre-provision income.  This approach is intended to ensure that every employee focuses on the performance of First Financial.

Compensation and Awards Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Directors Stevens, Molvar and Padrick.  None of the members of the Compensation Committee of the First Financial Board of Directors has served as an officer or employee of First Financial or any of its subsidiaries or had any relationships otherwise requiring disclosure.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to periodically include in our annual meeting proxy statement and present at the meeting a non-binding shareholder resolution to approve the compensation of our named executive officers.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of First Financial’s executives as disclosed in this Proxy Statement.  The Board of Directors is presenting an advisory vote to approve executive compensation annually, although it may change the frequency in the future.  The proposal will be presented at this year’s annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of First Financial Northwest, Inc.’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in First Financial’s Proxy Statement for the 2016 annual meeting of shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation policies and procedures is to attract, retain and motivate key executives of proven ability who are critical to our future success.  As discussed in the Compensation Discussion and Analysis section, the Compensation Committee believes that the executive compensation for 2015 is reasonable and appropriate.  The subjective approach taken by the Committee, which focuses on fair compensation, without introducing incentive clauses and their unintended consequences, has effectively fulfilled the objective of retaining and attracting key executives with proven ability.  The fair compensation model committed to by the Compensation Committee encourages a culture of teamwork with recognition that the performance of First Financial is shared by all.  This, in turn, has proven to promote longevity with limited personnel turnover creating efficiencies that are aligned with the long-term interests of shareholders.  The Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill objectives outlined in the Compensation Discussion and Analysis.

The Board of Directors recommends that you vote “FOR” approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 3 – APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN

Overview

On March 23, 2016, our Board of Directors unanimously adopted, subject to shareholder approval, the First Financial Northwest, Inc. 2016 Equity Incentive Plan.   The purpose of the Plan is to promote the long-term growth and profitability of First Financial, to provide participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide participants with incentives that are closely linked to the interests of all shareholders of First Financial.

We strongly believe that the approval of the 2016 Equity Incentive Plan is essential to our continued success. The Compensation and Awards Committee, the Board and management believe that equity awards motivate high levels of performance, align the interests of our directors and employees with those of our shareholders by giving directors and employees the perspective of an owner by means of an equity stake in First Financial, and effectively recognize director and employee contributions to First Financial’s success.  The Committee, Board and management further believe that equity awards are a competitive necessity in our industry, allowing us to recruit and retain the highly qualified officers and other key personnel who help First Financial meet its goals, as well as to reward and encourage current directors and employees.

The following summary is a brief description of the material features of the 2016 Equity Incentive Plan.  This summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Summary

Administration.  The 2016 Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be an “outside director,” a “non-employee director” and an “independent director,” as those terms are defined in the Plan.  The Board has determined that the Plan will be administered by the Compensation and Awards Committee.  The Committee will be responsible for the overall management and administration of the Plan. Among other things, the Committee will select participants and grant awards, determine the size and types of awards, establish the terms and conditions of awards consistent with the Plan, interpret the Plan and resolve all questions arising under the Plan, modify the terms of any outstanding award to the extent Committee discretion is permitted, adopt rules and regulations for the operation and administration of the Plan, and make all determinations that the Committee may deem necessary or advisable for the administration of the Plan.

Awards.  The 2016 Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, restricted stock and restricted stock units.  Subject to adjustments described below under “Adjustments in the Event of Business Reorganization; Other Adjustments,” First Financial has reserved 1,400,000 shares of its common stock for issuance under the Plan in connection with the granting of awards, which represents 10.42% of First Financial’s common stock outstanding on the voting record date.  The fair market value of these shares is $18,634,000, based on the closing price of First Financial’s common stock as of the close of business on the voting record date.  Only shares actually issued to participants, shares used to pay the exercise price of an option and shares used to satisfy tax withholding obligations for awards under the Plan count against this total number of shares available under the Plan.

Under the 2016 Equity Incentive Plan, the Committee may grant stock options that, upon exercise, result in the issuance of up to 1,400,000 shares of our common stock (all of which may be incentive stock options).  The Plan also provides that of up to 400,000 shares of our common stock may be awarded as either restricted stock or restricted stock units (together referred to in this discussion as restricted stock).

The Plan further provides that the maximum number of shares subject to options available for grant to any employee during any calendar year that are performance-based compensation (within the meaning of Section 162(m) of the Internal Revenue Code) shall be 400,000.

No more than 140,000 shares may be awarded under the Plan, whether pursuant to an option or a restricted stock award, that have an exercise date (in the case of an option) or a vesting date (in the case of restricted stock or restricted stock units) that is earlier than the first anniversary of the date the award is granted.  This limitation does not apply to awards made to directors in lieu of current cash director fees, which awards are immediately vested unless the award agreement provides otherwise.

Each of the maximum amounts of shares described above is subject to adjustments described below under “Adjustments in the Event of Business Reorganization; Other Adjustments.”

For purposes of determining the total number of shares available to be awarded under the 2016 Equity Incentive Plan at any time, each share attributable to a restricted stock award shall count as two shares against the number of shares then-available to be awarded, and each share attributable to an option award shall count as one share against the number of shares then-available to be awarded.  To the extent that shares are delivered pursuant to the exercise of an option, the number of underlying shares as to which the exercise related shall be counted against the number of shares available for awards, as opposed to only counting the shares issued.

The 2016 Equity Incentive Plan provides for the use of authorized but unissued shares or shares that have been reacquired by First Financial.  Awards denominated in shares will have the effect of diluting the holdings of persons who own our common stock.  Assuming all awards under the Plan are satisfied through the use of authorized but unissued common stock or shares that have been reacquired, current shareholders would be diluted by approximately 13.9% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards.  The Committee may grant awards under the 2016 Equity Incentive Plan to directors, officers and employees of First Financial and its affiliates.  However, incentive stock options may only be awarded to employees.  The Committee will select persons to receive awards among the eligible individuals and determine the number of shares for each award granted.  Currently, there are approximately 122 individuals who are eligible to receive awards under the Plan, consisting of six directors and 116 employees.

Terms and Conditions of Stock Options.  Stock options may be granted to participants at any time by the Committee.  However, incentive stock options may only be granted to employees.  Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the option exercise schedule, and such other provisions as the Committee determines.  In addition, the award agreement will specify whether the option is intended to be an incentive stock option or a nonqualified stock option.  The exercise price must not be less than the fair market value of a share on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares must not be less than 110% of the fair market value of a share on the date of grant.  The fair market value is the closing sale price of a share on the NASDAQ Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date.  The exercise period of a nonqualified stock option may not exceed 10 years from the grant date.  The exercise period of an incentive stock option may not exceed 10 years from the grant date, provided that the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares may not exceed 5 years from the grant date.  With respect to incentive stock options, the aggregate fair market value (determined at the time the incentive stock option is granted) of the shares with respect to which incentive stock options are first exercisable by a participant during any calendar year (under all plans of First Financial) may not exceed $100,000.

A participant may pay the exercise price of his or her option: (a) in cash; (b) if and to the extent permitted by the Committee, by delivering First Financial shares that he or she already owns having an aggregate fair market value equal to the aggregate exercise price; (c) if and to the extent permitted by the Committee, by First Financial withholding shares otherwise issuable upon the exercise having an aggregate fair market value on the date the option is exercised equal to the aggregate exercise price to be paid; or (d) by a combination of the foregoing methods.  The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.

The termination of a participant’s service with First Financial and its affiliates will affect his or her ability to exercise options granted under the Plan.  Upon termination of service of a participant, unless otherwise determined by the Committee or specified in the award agreement, all outstanding unvested options granted to the participant will be forfeited and all outstanding vested options granted to the participant will remain exercisable for three months following the termination date, but in no event beyond the expiration date of the option.  However, upon termination of service of a participant due to death or disability, unless otherwise determined by the Committee and specified in the award agreement, all outstanding unvested options granted to the participant will vest in full and will remain exercisable for one year from the date of separation of the participant.  Upon a participant’s retirement, as defined in the Plan, exercisable options will remain exercisable for one year after retirement, unless otherwise determined by the Committee and set forth in the award agreement.  Also, upon the occurrence of a change in control of First Financial, as defined in the Plan, and the participant’s involuntary separation from service, as defined in the Plan, other than for cause, within 365 days following the change in control event, all outstanding unexercisable options granted to the participant will become exercisable.    However, if at the effective time of the change in control event, First Financial’s successor does not either assume the outstanding options, or replace the outstanding options with an award that is determined by the Committee to be of equivalent value, then all of the outstanding options shall become immediately exercisable upon the change in control event. Upon termination of service of a participant for cause, all outstanding exercisable and unexercisable options granted to the participant will immediately be forfeited.

Terms and Conditions of Restricted Stock Awards.  Restricted stock awards may be granted to participants at any time by the Committee.  Restricted stock awards may be in the form of shares that are subject to forfeiture and limits on transfer until the shares vest (restricted stock) or in the form of restricted stock units. Restricted stock units are rights to receive shares (or an equivalent amount of cash, or a combination of shares and cash, as provided for in the award) at a specified future date that are subject to forfeiture and limits on transfer until the restricted stock units vest.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to First Financial in consideration for the issuance of such shares or units, the vesting conditions, and, in the case of restricted stock units, when payment will be made and the circumstances pursuant to which the units will be converted to shares (or cash or a combination of shares and cash).

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares.  A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued and, unless otherwise provided in the applicable award agreement, will not have the right to receive dividend equivalents in the case of any dividends paid on the shares.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period, except as described in “Transferability of Awards” below.

Unless otherwise determined by the Committee and specified in the award agreement: (1) if a participant terminates service with First Financial and its affiliates for any reason other than death, disability, or prior to a change in control of First Financial as defined in the Plan, any unvested shares of restricted stock and any unvested restricted stock units held by the participant will be forfeited; and (2) if a participant terminates service with First Financial and its affiliates due to death or disability, or if a participant experiences an involuntary separation from service (as defined in the Plan), other than for cause, within 365 days following the change in control event, any unvested shares of restricted stock and any unvested restricted stock units held by the participant will vest in full.  However, if at the effective time of the change in control event, First Financial’s successor does not either assume the outstanding restricted stock award, or replace the outstanding restricted stock award with an award that is determined by the Committee to be of equivalent value, then all of the unvested restricted stock awards shall become immediately vested upon the change in control event.

Prohibition on Repricing of Options.  Except as provided under “Adjustments in the Event of Business Reorganization; Other Adjustments” below, neither the Committee nor the Board may amend or modify the exercise price of a stock option, or cancel the stock option at a time when the exercise price is greater than the fair market value of First Financial’s common stock in exchange for another award. In addition, neither First Financial nor any affiliate may purchase from any option holder any option where the exercise price of the option exceeds the fair market value of the underlying share (i.e., an “underwater option”).

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or a change in control of First Financial as defined in the Plan, the unexercisable or unvested portion of the award will be forfeited by the holder, except as provided under “Terms and Conditions of Stock Awards” and “Terms and Conditions of Restricted Stock Awards” above.  Upon any termination of service for cause, all awards not previously exercised or paid shall be forfeited immediately by the holder.

Transferability of Awards.  Stock options, restricted stock and restricted stock units may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, pursuant to a domestic relations order or, in the case of an incentive stock option, to a trust where the option holder has sole beneficial interest.  Furthermore, the Committee may approve the transfer of non-qualified stock options and restricted stock awards to certain family members as defined in the Plan.

Amendment and Termination of the Plan; Clawback; Section 409A.  The 2016 Equity Incentive Plan has a term of ten years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.  All awards are subject to “clawback” provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto.  All awards shall either be exempt from Section 409A of the Internal Revenue Code, or if not exempt, include terms that comply therewith.

Adjustments in the Event of Business Reorganization; Other Adjustments.  In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, affects the shares of First Financial common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Committee must, in an equitable manner, adjust the number and kind of shares as to which future awards may be made and the number and kind of shares subject to and exercise prices of outstanding awards. The Committee also is authorized to make adjustments in the terms and conditions of and the criteria included in, awards in recognition of unusual or nonrecurring events affecting First Financial or any affiliate, or the financial statements of First Financial or any affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

Important Considerations

The 2016 Equity Incentive Plan contains a number of provisions that we believe are consistent with, and protective of, the interests of shareholders, our compensation philosophy, recent developments in compensation practices and sound corporate governance practices, including:

1.	No liberal share counting. The Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements.

2.
No repricing of stock options. The Plan prohibits the repricing of stock options, or the exchange of a stock option, or similar transactions, at a time when the exercise price exceeds the fair market value of the shares (i.e., when the shares are “underwater”).

3.	No discounted stock options. All stock options must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

4.
Double trigger for accelerated vesting.  Unvested awards will become exercisable or vest in connection with a change in control only if the participant experiences an involuntary termination other than for cause within 365 days following the change in control event or the acquiring company does not either assume the outstanding award or replace the outstanding award with an equivalently-valued award.

5.
Recognition that restricted stock awards have greater value.  Shares attributable to restricted stock awards count as two shares against the number of shares then available to be awarded under the Plan.

6.	Limit on awards to any one individual. The Plan imposes a maximum number of shares that may be granted to any one individual as performance-based compensation.

7.
Requirement that most shares include vesting provisions.  At least 90% of the total shares awardable under the Plan, whether pursuant to an option or a restricted stock award, must be subject to an exercise date (in the case of an option) or a vesting date (in the case of restricted stock or restricted stock units) that is not earlier than the first anniversary of the date the award is granted, unless the award is made to a director in lieu of director fees that he or she would have otherwise received in cash.

First Financial currently maintains the 2008 Equity Incentive Plan.  Stock options and shares of restricted common stock were awarded pursuant to this plan and outstanding awards will not be affected by adoption of the 2016 Equity Incentive Plan; however, if the 2016 Equity Incentive Plan is adopted at the annual meeting of shareholders, no additional awards will be made pursuant to the 2008 Equity Incentive Plan.  As of April 18, 2016, 686,234 shares were available for award under the 2008 Equity Incentive Plan.  We believe that the availability of stock compensation programs is an important element of our overall retention, recruitment, incentive compensation and growth strategies and that the adoption of the 2016 Equity Incentive Plan will assist us in meeting the objectives of these strategies.

In determining the number of shares to be reserved for issuance under the 2016 Equity Incentive Plan and analyzing the impact on our shareholders of making equity awards, we considered our burn rate and overhang.  Burn rate provides a measure of the potential dilutive impact of our equity award program.  Set forth below is a table that reflects our burn rate for 2015, 2014 and 2013 as well as the average over those years.

Fiscal Year	Restricted Stock Granted	Options Granted	Total Granted	Basic Weighted Average Number of Common Shares Outstanding	Gross Burn Rate (1)
2015	25,000	80,000	105,000	13,528,393	1.78%
2014	--	95,000	95,000	14,747,086	0.64%
2013	25,000	110,000	135,000	16,580,882	0.81%
Three-year average	16,337	95,000	111,667	14,952,120	1.08%

___________
(1)	Gross Burn Rate is defined as the number of shares of common stock underlying awards granted in the year divided by the basic weighted average number of shares of common stock outstanding.

The following table provides information as of April 18, 2016 regarding our total outstanding shares of common stock, shares underlying outstanding awards under prior plans and shares that would be added upon shareholder approval of the 2016 Equity Incentive Plan (“overhang”):

As of April 18, 2016

Shares underlying outstanding awards	774,120
Shares outstanding	13,442,110
Overhang (shares underlying outstanding awards/shares outstanding)	5.76%
Shares available for grant under prior plans	0 (1)
Total overhang (shares underlying outstanding awards and plan shares available/shares outstanding)	5.76%
Shares Board seeks approval for	1,400,000
As a percentage of shares outstanding	10.42%
_________
(1)
Although 686,235 shares remain available for grant under the 2008 Equity Incentive Plan, the 2008 Equity Incentive Plan will be frozen and no additional awards will be made if the 2016 Equity Incentive Plan is approved by shareholders at the annual meeting.

The graph below illustrates the dilutive effects of the 2016 Equity Incentive Plan if all shares were immediately awarded upon approval of the Plan in different scenarios of share price appreciation or depreciation.  The graph also illustrates the increase or decrease in shareholder value as defined by market capitalization.  This illustration assumes 400,000 restricted stock awards and 600,000 stock options.

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options and restricted stock awards, as of the date of this Proxy Statement.

Non-qualified Stock Options.  Under current federal tax law, the non-qualified stock options granted under the 2016 Equity Incentive Plan will not result in any taxable income to the optionee or any tax deduction to First Financial at the time of grant.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by First Financial.  The optionee’s tax basis for the shares is the market value of the shares at the time of exercise.  Upon a sale of the shares, the optionee will recognize a capital gain (or loss) to the extent of any appreciation (or loss) in value of the shares from the date of exercise to the date of sale, and any such gain (or loss) will qualify as long-term capital gain (or loss) if the applicable capital gain holding period is satisfied.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the 2016 Equity Incentive Plan will result in any federal tax consequences to either the optionee or First Financial, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and First Financial will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed for federal income tax purposes to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death, disability or retirement of the optionee.

Restricted Stock Awards.  Recipients of restricted stock and restricted stock units granted under the 2016 Equity Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, or in the case of restricted stock units, at the time shares of First Financial common stock are transferred to the awardee, in each case in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder of restricted stock (but not restricted stock units) may elect, pursuant to a timely made Section 83(b) election, to recognize ordinary income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date.  Upon a subsequent sale of the shares, the holder of restricted stock will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income.  If an award agreement provides that an owner of restricted stock or restricted stock units is entitled to receive dividends or a dividend equivalent, then recipients of shares granted under the Plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Proposed Awards Under the Plan

No awards have been proposed under the 2016 Equity Incentive Plan as of the date of this Proxy Statement.

Equity Compensation Plan Information

The following table summarizes share and exercise price information regarding our equity compensation plan as of December 31, 2015:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans (stock options) approved by security holders:
2008 Equity Incentive Plan(1)	884,260	$10.11	591,756
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	884,260	$10.11	591,756
_______________
(1)
The restricted shares granted under the 2008 Equity Incentive Plan were purchased by First Financial in open market transactions and subsequently issued to First Financial’s directors and certain employees.  As of December 31, 2015, there were 839,634 restricted shares granted pursuant to the 2008 Equity Incentive Plan and 74,478 shares were available for future grants of restricted stock.

Voting Recommendation

The Board of Directors recommends that shareholders vote “FOR” the adoption of the First Financial Northwest 2016 Equity Incentive Plan.

AUDIT/COMPLIANCE/RISK COMMITTEE REPORT

The Audit/Compliance/Risk Committee of the First Financial Board of Directors reports as follows with respect to First Financial’s audited financial statements for the fiscal year ended December 31, 2015:

•	the Audit/Compliance/Risk Committee has completed its review and discussion of the 2015 audited financial statements with management;

•
the Audit/Compliance/Risk Committee has discussed with the independent auditor, Moss Adams LLP, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board;

•
the Audit/Compliance/Risk Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit/Compliance/Risk Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence; and

•
the Audit/Compliance/Risk Committee has, based on its review and discussions with management of the 2015 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that First Financial’s audited financial statements for the year ended December 31, 2015, be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who currently constitute the Audit/Compliance/Risk Committee:

Audit/Compliance/Risk Committee:

Roger H. Molvar (Chairman)
Joann E. Lee
Gary F. Faull

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit/Compliance/Risk Committee of the Board of Directors has appointed Moss Adams LLP as First Financial’s independent auditor for the year ending December 31, 2016, and that appointment is being submitted to shareholders for ratification.  Moss Adams LLP served as our independent auditor for the year ended December 31, 2015, and a representative of the firm is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Moss Adams LLP as our independent auditor.

The following table sets forth the aggregate fees billed to First Financial and First Financial Northwest Bank for professional services rendered by Moss Adams LLP for the fiscal years ended December 31, 2015 and 2014.

	Year Ended December 31,
	2015	2014

Audit Fees	$305,000	$327,600
Audit-Related Fees	30,500	14,000
Tax Fees	24,000	27,000
All Other Fees	--	--

The Audit/Compliance/Risk Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter.  In considering non-audit services, the Audit/Compliance/Risk Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  All of the services provided by Moss Adams LLP in the year ended December 31, 2015, were approved by the Audit/Compliance/Risk Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of First Financial’s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10 percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this Proxy Statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended December 31, 2015, all filing requirements applicable to our reporting officers, directors and greater than 10 percent shareholders were properly and timely complied with, except for one late filing on Form 4 covering one transaction by Mr. Soh.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  We have engaged Regan & Associates, Inc. to assist in the distribution and solicitation of proxies for a fee of $12,000 (including out-of-pocket expenses). Regan & Associates, Inc. will assist with delivery of proxy materials and will solicit proxies from both street name and registered shareholders.  Our directors, officers and employees may also supplement the proxy solicitor’s solicitation of proxies personally, electronically or by telephone without additional compensation.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our Annual Report to Shareholders, including the Annual Report on Form 10-K, has been mailed to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary, First Financial Northwest, Inc., 201 Wells

Avenue South, P.O. Box 360, Renton, Washington 98057.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual meeting of shareholders must be received at the executive office at 201 Wells Avenue South, P.O. Box 360, Renton, Washington 98057, no later than December 29, 2016, in order to be eligible for inclusion in our printed proxy materials.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by May 16, 2016.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Joann E. Lee

JOANN E. LEE
SECRETARY

Renton, Washington
April 28, 2016

Appendix A

First Financial Northwest, Inc.
2016 Equity Incentive Plan

ARTICLE I
ESTABLISHMENT, PURPOSE AND DURATION

Section 1.1              Establishment of the Plan.

First Financial Northwest, Inc. (the “Company”) hereby establishes an incentive compensation plan to be known as the “First Financial Northwest, Inc. 2016 Equity Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the granting of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock and Restricted Stock Units.

The Plan was originally adopted on March 23, 2016 by the Board, and became effective on June 15, 2016 (the “Effective Date”) *, the date the Plan was approved by the Company’s shareholders.

Section 1.2             Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of First Financial Northwest, Inc., to provide Plan Participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide Plan Participants with incentives that are closely linked to the interests of all shareholders of First Financial Northwest, Inc.  The Plan is not intended to expose the Company to imprudent risks.

Section 1.3            Duration of the Plan.

Subject to approval by the shareholders of the Company, the Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Article VIII herein.  However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.  Nor may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the date the Plan was adopted by the Board.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, or a Restricted Stock Award.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Option granted to such Participant that are exercisable, following the Participant’s death.

Board means the Board of Directors of First Financial Northwest, Inc. and any successor thereto.

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*   The June 15, 2016 Effective Date is subject to approval of the Plan by shareholders at the June 15, 2016 Annual Meeting.

Change in Control means any of the following events:

(a)        any third Person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, that becomes the beneficial owner of Shares with respect to which 25 percent or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);

(b)        consummation of a plan of reorganization, merger, acquisition, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity;

(c)        as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Incumbent Board cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s shareholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or

(d)        a tender offer or exchange offer for 25 percent or more of the total outstanding Shares is completed (other than such an offer by the Company).

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means First Financial Northwest, Inc., a Washington corporation, and any successor thereto.

Director means any individual who is a member of the Board or the board of directors of an Affiliate who is not currently an Employee.

Disability means a total and permanent disability, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Employee means a full-time or part-time employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under the Plan.

Effective Date means the date on which the Plan is approved by the shareholders of First Financial Northwest, Inc.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.  If the Fair Market Value (as defined below) for Exercise Price purposes is determined to be less than fair market value of the underlying Shares as determined under Section 409A (the “Section 409A Fair Market Value”), then the Exercise Price shall automatically adjust to be the Section 409A Fair Market Value.  The Committee may take such actions as it determines necessary to carry out the preceding sentence.

Fair Market Value means, with respect to a Share on a specified date:

(a)   If the Shares are listed on any National Exchange, the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)   If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)   In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

In no event shall the Fair Market Value for Exercise Price purposes be less than the Fair Market Value of the underlying Shares as determined under Section 409A.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, registered domestic partner (as determined under state law), sibling, niece, nephew, mother-in-law, father in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

Incentive Stock Option means a right to purchase Shares that is granted to an Employee that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of Section 422 of the Code.

Incumbent Board means the members of the Board on the date of adoption of this Plan.

Involuntary Separation from Service means an “involuntary separation from service” within the meaning of United States Treasury Regulations Section 1.409A-1(n), which shall include a voluntary separation from service for good reason as defined therein.  An Involuntary Separation from Service does not include a Termination for Cause.

National Exchange means any U.S. national securities exchange registered under the Exchange Act.

Non-Qualified Stock Option means a right to purchase Shares that is not an Incentive Stock Option.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any Employee or Director who is selected by the Committee to receive an Award.

Performance-Based Compensation has the meaning set forth in Section 162(m) of the Code.

Period of Restriction means the period during which the entitlement of a Participant under a Restricted Stock Award is limited in some way or subject to forfeiture, in whole or in part, based on the passage of time, or upon the occurrence of other events as determined by the Committee, in its discretion, or as stated in the Award Agreement.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means this First Financial Northwest, Inc. 2016 Equity Incentive Plan, as amended from time to time.

Restricted Stock means an award of Shares granted subject to a Period of Restriction pursuant to Article VI.

Restricted Stock Award means an award of Restricted Stock or Restricted Stock Units pursuant to Article VI.

Restricted Stock Units means an Award denominated in units subject to a Period of Restriction granted pursuant to Article VI.

Retirement means, except as may otherwise be provided in an Award, (i) in the case of an Employee, the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 65, and (ii) with respect to non-employee Directors, the termination of Service as a Director of the Company and its Affiliates or any successors thereto after reaching normal retirement age as established by the Company, other than a Termination for Cause.

Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a Director or Employee of the Company or any Affiliate.

Share means a share of common stock of First Financial Northwest, Inc.

Termination for Cause means termination of Service upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on a Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable (i.e., at the end of a Period of Restriction).

ARTICLE III
AVAILABLE SHARES

Section 3.1              Shares Available Under the Plan.

Subject to adjustment under Article VIII, the aggregate number of Shares representing Awards shall not exceed 1,400,000 Shares.

Section 3.2             Shares Available for Options.

Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Options may be granted under the Plan shall be 1,400,000 Shares.   Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 1,400,000 Shares.  The maximum number of Shares that may be subject to Options granted to any one Employee during any calendar year that are intended to be Performance-Based Compensation, and then only to the extent that such limitation is required by Section 162(m) of the Code, shall be 400,000.  For purposes of determining whether an Award is intended to be qualified as Performance-Based Compensation, the right to receive dividends and dividend equivalents with respect to any Award shall be disregarded as long as such dividend or dividend equivalent is not contingent on the exercise of the Option.

Section 3.3              Shares Available for Restricted Stock Awards; Limitation on Annual Restricted Stock Awards; Shares Available for Restricted Stock Awards.

(a)           Subject to adjustment under Article VIII, the maximum aggregate number of Restricted Stock Awards that may be granted under the Plan shall not exceed 400,000 Shares.   Subject to adjustment under Article VIII, the maximum aggregate number of Restricted Stock Awards that may be awarded during a calendar year shall not exceed 400,000 Shares.

(b)           The Shares with respect to which Restricted Stock Awards may be made under the Plan may be either authorized and unissued Shares, or previously issued Shares that have been reacquired by the Company (subject to applicable law and any required regulatory approvals).

Section 3.4             Counting of Shares Against Total Shares Available (Fungible Share Pool).

For purposes of determining the total number of Shares available to be awarded under the Plan at any time, each Share attributable to a Restricted Stock Award shall count as two Shares against the number of Shares then-available to be awarded, and each Share attributable to an Option Award shall count as one Share against the number of Shares then-available to be awarded.  To the extent that Shares are delivered pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

Section 3.5            Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to this Plan only if actually issued upon the exercise of an Option or in connection with the vesting of a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under this Plan.  Awards that are not settled in Shares shall count against the limit.

ARTICLE IV
ADMINISTRATION

Section 4.1             Committee.

(a)           This Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director,” and shall satisfy any other membership requirements, under the corporate governance rules and regulations imposing independence and other membership standards on committees performing similar functions promulgated by any National  Exchange or quotation system on which the Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2            Committee Powers.

Subject to the terms and conditions of this Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan.  The Committee shall have full power except as limited by law or by the charter or by-laws of the Company or by resolutions adopted by the Board, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article VIII herein) to amend or otherwise modify the Plan or the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan and, if the Award is subject to Section 409A, does not cause the Plan or the Award to violate Section 409A.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.  As permitted by law, rule, or regulation, the Committee may delegate its authorities as identified hereunder.  All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1           Grant of Options.

(a)           Subject to the limitations of this Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option at the time of grant and, if not designated as either, shall be a Non-Qualified Stock Option.  Only Employees may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement which shall:

(i)     specify the number of Shares covered by the Option;

(ii)    specify the Exercise Price;

(iii)   specify the Exercise Period;

(iv)    specify the Vesting Date; and

(v)     contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.  No Option terms shall be permitted that would cause the Option to be subject to Section 409A.

Section 5.2             Size of Option.

Subject to the restrictions of this Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3            Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4           Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)        the date specified by the Committee in the Award Agreement;

(b)        unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c)        unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death, Disability or Retirement;

(d)        as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)        the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5           Vesting Date.

(a)           Subject to any restrictions set forth in this Plan:

(i)            the Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement;

(ii)           notwithstanding Section 5.5(a)(i), no more than 140,000 Shares may be awarded under the Plan, whether pursuant to an Option or a Restricted Stock Award, with a Vesting Date that is earlier than the first anniversary of the date the Award is granted; and

(iii)           unless otherwise provided in an Award Agreement, the Vesting Date of any Option that is awarded in lieu of cash payments for Directors’ fees shall be the date the Award is granted (i.e., the Option shall be immediately vested). Options described in this Section 5.5(a)(iii) shall be disregarded when applying the limit of Section 5.5(a)(ii).

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)      if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)   if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)   notwithstanding Section 5.5(a), if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service other than a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Option Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Option Award or replace the outstanding Option Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Option Award on the date of the Change in Control, then the Vesting Date of such outstanding Option Award shall be accelerated to the earliest date of the Change in Control.

Section 5.6             Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)   Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the Option is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

(b) Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c) The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.

(d) Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7           Method of Exercise.

(a)           Subject to the limitations of this Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates that have become vested; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i)   giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)   delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)     satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           The Exercise Price of the Shares to be purchased upon exercise of any Option shall be paid in full:

(i)   in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)   if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)         if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv)          by any combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause the Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8            Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under this Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member; and provided further, than an Incentive Stock Option may be transferred to a trust if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held by the trust. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under this Plan prior to:

(i)   the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which the Shares may then be listed or traded; or

(ii)   the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

(d)           No option may be held in a margin account of the Option Holder.

Section 5.9          Prohibition Against Option Repricing.

Except as provided in Section 8.3 of this Plan and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to this Plan to amend or modify the Exercise Price of any such Option (including by cash buyouts, option exchanges, and certain voluntary surrender of underwater options where Shares surrendered may subsequently be re-granted), or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.

ARTICLE VI

RESTRICTED STOCK AWARDS

Section 6.1          In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i)   the number of Shares of Restricted Stock or Restricted Stock Units covered by the Restricted Stock Award;

(ii)      the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Restricted Stock or Restricted Stock Units;

(iii)         the date of grant of the Restricted Stock Award;

(iv)          the Period of Restriction for the Restricted Stock Award and the conditions which must be satisfied in order for the Period of Restriction to end and the Vesting Date to occur;

(v)           as to Awards of Restricted Stock, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(i)           as to Awards of Restricted Stock Units, the rights of the Participant with respect to attributes of the Restricted Stock Units which are the equivalent of dividends and other rights and preferences associated with such Shares and the circumstances pursuant to which Restricted Stock Units shall be converted to Shares.

Restricted Stock Awards may contain such other terms and conditions not inconsistent with this Plan as the Committee may, in its discretion, prescribe.

Restricted Stock Units shall be settled (paid) at such time as is specified in the Restricted Stock Unit Award.  Unless otherwise specified in the Award, when and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares or a combination thereof, as determined by the Committee in its sole discretion.

As to Awards awarding Restricted Stock Units, the terms of the Award shall not result in the Restricted Stock Units being subject to Section 409A (i.e., no deferral of compensation).

 (b)           All Awards of Restricted Stock shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between First Financial Northwest, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the First Financial Northwest, Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of First Financial Northwest, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically addressed herein.

Section 6.2          Vesting Date.

(a)           Subject to any restrictions set forth in the Plan:

(i)           the Period of Restriction and Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement;

(ii)          notwithstanding Section 6.2(a)(i), no more than 140,000 Shares may be awarded under the Plan, whether pursuant to an Option or a Restricted Stock Award, with a Vesting Date that is earlier than the first anniversary of the date the Award is granted; and

(iii)         unless otherwise provided in an Award Agreement, the Vesting Date of any Restricted Stock Award that is awarded in lieu of cash payments for Directors’ fees shall be the date the Restricted Stock Award is granted (i.e., the Restricted Stock shall be immediately vested).  Restricted Stock described in this Section 6.2(a)(iii) shall be disregarded when applying the limit of Section 6.2(a)(ii).

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Shares shall be forfeited without consideration;

(ii)          if the Participant terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)        notwithstanding Section 6.2(a), if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service other than a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Restricted Stock Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Restricted Stock Award or replace the outstanding Restricted Stock Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Restricted Stock Award on the date of the Change in Control, then the Vesting Date of such outstanding Restricted Stock Award shall be accelerated to the earliest date of the Change in Control.

Section 6.3          Dividend Rights.

Unless otherwise specified in the Award Agreement:

(a)           During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(b)           Participants shall have no rights to dividends or other distributions paid on the Shares underlying Restricted Stock Units other than dividends and distributions with a record date on or after the date on which the Shares are issued to the Participant.  The Committee may provide for dividend equivalent units in the Participant’s Restricted Stock Unit Award agreement.

Section 6.4            Voting Rights.

 (a)           Unless otherwise specified in the Award Agreement, a Participant who is awarded Shares of Restricted Stock hereunder may exercise full voting rights with respect to those Shares, including during the Period of Restriction.

(b)           A Participant shall have no voting rights with respect to the Shares underlying Restricted Stock Units unless and until such Shares are issued to the Participant in settlement of the Restricted Stock Units.

Section 6.5            Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Restricted Stock or Shares distributed in satisfaction of any unvested Restricted Stock Units that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 6.6           Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under this Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VII
ADDITIONAL TAX PROVISION

The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s federal employment obligation under the Federal Insurance Contributions Act, or FICA) as required by law (without obligation to optimize tax results for the Participant) with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE VIII
AMENDMENT AND TERMINATION

Section 8.1              Termination

The Board may suspend or terminate this Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, this Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under this Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 8.2              Amendment.

The Board may amend or revise this Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any National Exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of this Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.  No amendment to this Plan shall, without the Participant’s consent, reduce or diminish the value of any outstanding Award determined as if the Award had been exercised, vested or otherwise settled on the date of such amendment (the per share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the Exercise Price of such Award), unless otherwise stated in the terms of the applicable Award Agreement or necessary to comply with a regulatory requirement.

Section 8.3              Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(a)           the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(b)           the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(c)           the Exercise Price of Options.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE IX
MISCELLANEOUS

Section 9.1              Status as an Employee Benefit Plan

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. This Plan shall be construed and administered so as to effectuate this intent.

Section 9.2             No Right to Continued Service.

Neither the establishment of this Plan nor any provisions of this Plan nor any action of the Board or Committee with respect to this Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a Director or an Employee.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though this Plan had not been adopted.

Section 9.3             Construction of Language.

Whenever appropriate in this Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 9.4            Severability.

In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 9.5           Governing Law.

This Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 9.6           Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of this Plan, the text shall control.

Section 9.7          Non-Alienation of Benefits.

The right to receive a benefit under this Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 9.8          Notices.

Any communication required or permitted to be given under this Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

First Financial Northwest, Inc.
201 Wells Avenue South
Renton, Washington 98057
Attention:  Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 9.9            Approval of Shareholders.

This Plan shall be subject to approval by the Company’s shareholders within twelve months after the date the Board adopts the Plan.

Section 9.10          Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Section 9.11         Taxes; Compliance with Section 409A.

The tax treatment of the benefits provided under this Plan or any Award (or the associated tax consequences associated with any Award) is not warranted or guaranteed.  Nor is the Company obligated to act in any manner that results in optimal tax treatment for any Participant, including but not limited to income or FICA taxation.  Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in their individual capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.  It also is intended that the payments and benefits provided under this Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A.  This Plan and all Award Agreements shall be construed in a manner that effects such intent.   With respect to any amount payable under an Award that constitutes a deferral of compensation within the meaning of Section 409A, the Plan is intended to comply with Section 409A, and the Plan shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under Section 409A that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A, or at such other time that complies with Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, if the amount is subject to a deferral election by the Participant, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's “separation from service” (as defined under Section 409A) other than due to death, and the Participant is a “specified employee” (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant’s “separation from service” except as permitted under Section 409A.

FIRST FINANCIAL NORTHWEST, INC. 201 WELLS AVE. SOUTH P.O. BOX 360 RENTON, WA 98057
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 14, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by First Financial in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 14, 2016. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E04060-P75632	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

FIRST FINANCIAL NORTHWEST, INC.	For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends a vote "FOR ALL" the nominees listed and "FOR" each of the other proposals.	All	All	Except	nominee(s), mark “For All Except” and write the
1. The election as director of the nominees listed below.	[ ]	[ ]	[ ]
_____________________________________
Nominees:

Three-year term:

1) Gary F. Faull
2) Joann E. Lee
3) Kevin D. Padrick

One-year term:

4) Roger H. Molvar
				For	Against	Abstain
2. Advisory (non-binding) approval of the compensation of our named executive officers.				[ ]	[ ]	[ ]

3. Approval of the First Financial Northwest, Inc. 2016 Equity Incentive Plan.				[ ]	[ ]	[ ]

4. The ratification of the appointment of Moss Adams LLP as our independent auditor for the year ending December 31, 2016.				[ ]	[ ]	[ ]

In their discretion, upon such other matters as may properly come before the meeting.

	Yes	No
Please indicate if you plan to attend this meeting.	[ ]	[ ]

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof, and after notification to the Secretary of First Financial at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from First Financial prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2015 Annual Report to Shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

E04061-P75632

REVOCABLE PROXY
FIRST FINANCIAL NORTHWEST, INC.

ANNUAL MEETING OF SHAREHOLDERS
JUNE 15, 2016

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of First Financial Northwest, Inc. (“First Financial”) with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Financial that the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Renton Community Center, located at 1715 SE Maple Valley Highway, Renton, Washington, on Wednesday, June 15, 2016, at 9:00 a.m., local time, and at any and all adjournments thereof, as indicated.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated. If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope. You may also vote by telephone or the Internet by following the instructions on the reverse side.

Continued and to be signed on reverse side

VOTE AUTHORIZATION FORM
FIRST FINANCIAL NORTHWEST, INC
EMPLOYEE STOCK OWNERSHIP PLAN

FIRST FINANCIAL NORTHWEST, INC.
ANNUAL MEETING OF SHAREHOLDERS
JUNE 15, 2016

The undersigned, being a participant in the First Financial Northwest, Inc. Employee Stock Ownership Plan, does hereby instruct the Trustee thereof to vote with respect to all shares allocated to the undersigned in the Plan as of April 18, 2016, at the Annual Meeting of Shareholders to be held at the Renton Community Center, located at 1715 SE Maple Valley Highway, Renton, Washington, on Wednesday, June 15, 2016, at 9:00 a.m., local time, and at any and all adjournments and postponements thereof.

1.	The election as director of the nominees listed below (unless the “For All Except” box is marked and the instructions below are complied with).
		FOR	WITHHOLD	FOR ALL EXCEPT
Three Year Term:
		[ ]	[ ]	[ ]
Gary F. Faull
Joann E. Lee
Kevin D. Padrick

One Year Term:

Roger H. Molvar

INSTRUCTIONS: To withhold your vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the proxy statement.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

3.	Approval of the First Financial Northwest, Inc. 2016 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4.	The ratification of the appointment of Moss Adams LLP as the independent auditor for 2016.

	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

The Board of Directors recommends you vote FOR the election of each of the nominees named above and FOR  propositions 2, 3 and 4.  The undersigned hereby acknowledges receipt of First Financial’s Notice of Annual Meeting of Shareholders, a Proxy Statement for the annual meeting of shareholders and the 2015 Annual Report to Shareholders.

Shares: _____________________

Printed Name of Participant	Signature of Participant	Date

We will follow your voting instructions, however, if no instructions are specified, these shares  will be voted by the Trustee.